Securities Act File No. 333-_____

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[    ] Pre-Effective Amendment No. _____         [    ] Post-Effective Amendment No. _____

(Check appropriate box or boxes)

EXCHANGE LISTED FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

10900 Hefner Pointe Drive

 Suite 207

 Oklahoma City, Oklahoma 73120

 (Address of Principal Executive Offices, Zip Code)

(405) 778-8377

(Registrant’s Telephone Number, including Area Code)

J. Garrett Stevens

 Exchange Listed Funds Trust

 10900 Hefner Pointe Drive

 Suite 207

 Oklahoma City, Oklahoma 73120

 (Name and Address of Agent for Service)

Copy to:

 Christopher Menconi

 Morgan, Lewis & Bockius LLP

 1111 Pennsylvania Ave, NW

 Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on April 6, 2018 pursuant to Rule 488.

Title of Securities Being Offered: Shares of the Peritus High Yield ETF

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered and indefinite number of shares.

ADVISORSHARES TRUST

AdvisorShares Peritus High Yield ETF

 NYSE Arca Ticker: HYLD

4800 Montgomery Lane, Suite 150

 Bethesda, Maryland 20814

www.advisorshares.com

 877.843.3831

April ___, 2018

Dear Shareholder:

A Special Meeting of Shareholders of the AdvisorShares Peritus High Yield ETF, a series of AdvisorShares Trust, has been scheduled for ______________, 2018. The Special Meeting has been called to vote on a proposal to reorganize the AdvisorShares Peritus High Yield ETF (the “Target Fund”) into the Peritus High Yield ETF (the “Acquiring Fund”), which is a newly created series of Exchange Listed Funds Trust (“ELFT”) designed to be substantially similar to the Target Fund from an investment perspective (the “Reorganization”).

AdvisorShares Investments, LLC (“AdvisorShares”) is the investment adviser and Peritus I Asset Management LLC (“Peritus”) is the sub-adviser for the Target Fund. Exchange Traded Concepts, LLC (“ETC”) is the investment adviser and Peritus is the sub-adviser for the Acquiring Fund. The investment objective and strategies of the Target Fund and Acquiring Fund are the same, as further described in the attached Combined Proxy Statement/Prospectus. Based on AdvisorShares’ recommendation, the Board of Trustees of AdvisorShares Trust has approved the Reorganization and recommends that shareholders of the Target Fund approve the Reorganization.

You are being asked to approve an Agreement and Plan of Reorganization between AdvisorShares Trust and ELFT relating to the Reorganization (the “Plan”). If the Plan is approved by shareholders of the Target Fund and the Reorganization is completed, each shareholder of the Target Fund will receive shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in aggregate value at the time of the Reorganization to the aggregate value of such shareholder’s shares of the Target Fund. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization and the Target Fund would then be dissolved. The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No commissions or other fees will be imposed in connection with the Reorganization. If shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented.

The attached Combined Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call (___) ___-_____. If you are a shareholder of record of the Target Fund as of the close of business on __________, 2018, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage you to cast your vote in advance of the Special Meeting by completing and returning the proxy card or voting by toll-free telephone or Internet. Whether or not you are planning to attend the Special Meeting, we need your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of AdvisorShares Trust at the address noted above or in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Thank you for taking the time to consider this important proposal and for your continuing investment in AdvisorShares Trust.

Sincerely,

Noah Hamman
Trustee and President

ADVISORSHARES TRUST

AdvisorShares Peritus High Yield ETF

 NYSE Arca Ticker: HYLD

4800 Montgomery Lane, Suite 150

 Bethesda, Maryland 20814

www.advisorshares.com

 877.843.3831

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD _________________, 2018

AdvisorShares Trust, a Delaware statutory trust, will hold a Special Meeting of Shareholders of the AdvisorShares Peritus High Yield ETF (the “Target Fund”), on _______________, 2018, at _____ Eastern time, at the offices of AdvisorShares Trust located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, for the following purpose:

Proposal:	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Peritus High Yield ETF (the “Acquiring Fund”), a newly created series of Exchange Listed Funds Trust, in exchange for (a) shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) in proportion to their holdings of shares of the Target Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof. Only shareholders of record of the Target Fund at the close of business on __________, 2018, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

Please return your proxy card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your proxy card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of AdvisorShares Trust at the address noted above or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

By order of the Board of Trustees,

Dan Ahrens
Secretary

April __, 2018

ADVISORSHARES TRUST

AdvisorShares Peritus High Yield ETF

 NYSE Arca Ticker: HYLD

4800 Montgomery Lane, Suite 150

 Bethesda, Maryland 20814

www.advisorshares.com

 877.843.3831

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

April ___, 2018

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement to solicit votes from shareholders of the AdvisorShares Peritus High Yield ETF (the “Target Fund”), a series of AdvisorShares Trust, and a prospectus for the Peritus High Yield ETF (the “Acquiring Fund”), a new series of Exchange Listed Funds Trust (“ELFT”).  This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by AdvisorShares Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between AdvisorShares Trust and Exchange Listed Funds Trust (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”).  The Proxy Statement contains the information that shareholders of the Target Fund should know before voting.

Approval of the shareholders of the Target Fund is needed to proceed with the Reorganization and the Special Meeting will be held on ____________, 2018 to consider the Reorganization.  If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented.

We are sending this document to you for your use in deciding whether to approve the Plan relating to the Target Fund.  This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement, and a proxy card.

Question:  What is the purpose of the Reorganization?

Answer:  The Target Fund currently operates as a separate series of AdvisorShares Trust.  AdvisorShares Investments, LLC (“AdvisorShares”) currently is the investment adviser to the Target Fund and Peritus I Asset Management LLC (“Peritus”) currently provides day-to-day portfolio management services to the Target Fund as its sub-adviser.

The investment objectives, strategies, and fundamental policies of the Target Fund and the Acquiring Fund are the same.  After the Reorganization of the Target Fund, AdvisorShares will no longer serve as investment adviser to the Target Fund.  Exchange Traded Concepts, LLC (“ETC”) will become the Acquiring Fund’s investment adviser. Peritus, which is currently the sub-adviser for the Target Fund and responsible for the day-to-day management of the Target Fund’s portfolio, will continue as the Acquiring Fund’s investment sub-adviser.  Because Peritus will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, the Reorganization will not change the way your investment assets are managed.

ELFT is not affiliated with AdvisorShares Trust or AdvisorShares. ELFT and AdvisorShares Trust have different Boards of Trustees.  Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to AdvisorShares Trust by The Bank of New York Mellon (“BNYM”) (custody, administration, fund accounting, and transfer agency) and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to ELFT by BNYM (custody, co-administration, fund accounting, and transfer agency), UMB Fund Services (co-administration) and Foreside Fund Services, LLC (distribution).

In considering the prospects of the Target Fund, AdvisorShares concluded that ETC’s services may benefit the Target Fund as ETC is a significantly larger ETF firm as measured by assets under management and number of ETFs. In addition, ETC has broad ETF experience, including the support of fixed income strategies and experience operating with a diverse group of sub-advisers. After careful consideration, upon the recommendation of AdvisorShares, the Board of Trustees of AdvisorShares Trust (the “Board”) approved the reorganization of the Target Fund as a new series of ELFT. In order to reconstitute the Target Fund under the ELFT, a corresponding fund, the Acquiring Fund, has been created as a new series of ELFT. If shareholders of the Target Fund approve the Reorganization, then all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

Question:  How will the Reorganization work?

Answer:  Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The Target Fund will then liquidate and distribute the shares (and cash in lieu of fractional shares, if any) it receives from the Acquiring Fund to the shareholders of the Target Fund.  Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Target Fund, we generally do not expect the Reorganization to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes.  Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about __________, 2018.

Question:  How will this affect my investment?

Answer:  Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and investment strategies as the Target Fund.  In addition, Peritus will continue to be responsible for the day-to-day management of the investment portfolio after the Reorganization.  The Acquiring Fund will be managed in the same way as the Target Fund.  The primary differences will be (1) the investment adviser to the Acquiring Fund, (2) certain of the service providers that provide Third Party Service Arrangements (i.e., administration and other general support services) to the Acquiring Fund, (3) the Acquiring Fund will be a series of ELFT instead of AdvisorShares Trust, and (4) the Acquiring Fund will be governed by a different board of trustees than the Target Fund.  You will receive shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Target Fund immediately prior to the Reorganization.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.  The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer:  The fees and expenses of the Acquiring Fund are expected to be the same as those of the Target Fund.  The Target Fund pays an advisory fee of 1.10%, incurred other expenses totaling 0.15% as of June 30, 2017, and has an expense cap of 1.35% (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses). The Acquiring Fund will pay ETC a unitary fee of 1.25% out of which ETC will be responsible for paying substantially all expenses of the Acquiring Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, acquired fund fees and expenses, and extraordinary expenses.

Question: Will AdvisorShares and Peritus benefit from the Reorganization?

Answer:  If shareholders approve the Reorganization, ETC will replace AdvisorShares as investment adviser and Cobalt Falcon, LLC (“Cobalt Falcon”), an affiliate and wholly-owned subsidiary of Eve Capital, LLC, the sponsor of the Acquiring Fund, has agreed to pay a fee to AdvisorShares as part of the closing of the Reorganization. Peritus will continue as sub-adviser and provide the day-to-day portfolio management.

Question:  Will I be charged any commissions or other fees as a result of the Reorganization?

Answer:  No commissions or other fees will be imposed on shareholders as a result of the Reorganization.

Question:  What will happen if the Plan is not approved?

Answer:  If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Target Fund.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the amount of shares you own.

Question:  What action has the Board of Trustees taken?

Answer:  After careful consideration and upon recommendation of AdvisorShares, the Board has approved the Reorganization and authorized the solicitation of proxies “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  AdvisorShares and Cobalt Falcon will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  The Target Fund will not incur any expenses in connection with the Reorganization.

Question:  How do I cast my vote?

Answer:  You may vote on the Internet at the website provided on your proxy card or you may vote by telephone using the toll free number found on your proxy card.  You may also use the enclosed postage-paid envelope to mail your proxy card.  Please follow the enclosed instructions to use these methods of voting.  We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call the proxy information line at (___) ____-_____.   Representatives are available Monday through Friday __:__ a.m. to __:__ p.m. Eastern time.

The information in this combined proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT/PROSPECTUS

__________, 2018

FOR THE REORGANIZATION OF

AdvisorShares Peritus High Yield ETF,

a series of AdvisorShares Trust

 4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

 www.advisorshares.com

877.843.3831

INTO

Peritus High Yield ETF,

a series of Exchange Listed Funds Trust

 10900 Hefner Pointe Drive, Suite 207

Oklahoma City, Oklahoma 73120

 405.778.8377

This Combined Proxy Statement/Prospectus (“Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of AdvisorShares Trust for use at a Special Meeting of Shareholders of AdvisorShares Peritus High Yield ETF (the “Target Fund”), a series of AdvisorShares Trust, to be held at the offices of AdvisorShares Trust located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, on _______________, 2018 at __:00 __ Eastern time.  At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

Proposal:	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Peritus High Yield ETF (the “Acquiring Fund”), a newly created series of Exchange Listed Funds Trust, in exchange for (a) shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) in proportion to their holdings of shares of the Target Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to AdvisorShares Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Target Fund is a series of AdvisorShares Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  The Acquiring Fund is a newly created series of Exchange Listed Funds Trust (“ELFT”), also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Target Fund dated November 1, 2017;

●	Annual Report to Shareholders of the Target Fund dated June 30, 2017; and

●	Semi-Annual Report to Shareholders of the Target Fund dated December 31, 2017.

The Target Fund’s Prospectus dated November 1, 2017 and Annual Report to Shareholders for the fiscal year ended June 30, 2017, containing audited financial statements, and the Semi-Annual Report to Shareholders for the six month period ended December 31, 2017, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to AdvisorShares Trust or by calling (___) ____-_____.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated _________, 2018 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling (___) ___-_____.

AdvisorShares Trust expects that this Proxy Statement will be mailed to shareholders on or about _________, 2018.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION	1
Overview	1
Comparison of Fees and Expenses	2
Comparison of Investment Objectives and Principal Investment Strategies	2
Comparison of Investment Principal Investment Risks	5
Comparison of Fundamental Policies	8
Performance Information	10
Purchase and Sale of Shares	11
Shareholder Information	12
Distribution Plan	13
Tax Information	13
Temporary Defensive Positions	15
KEY INFORMATION ABOUT THE REORGANIZATION	15
Agreement and Plan of Reorganization	15
Board’s Considerations Relating to the Reorganization	16
Section 15(f) Disclosure	16
Certain Federal Income Tax Consequences	17
Capital Loss Carryforwards	18
Capitalization	18
INFORMATION ABOUT MANAGEMENT OF THE FUNDS	18
Investment Advisers, Subadviser and Portfolio Managers	18
ADDITIONAL INFORMATION ABOUT ADVISORSHARES TRUST AND ELFT	21
INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	22
INFORMATION FILED WITH THE SEC AND NYSE	24
FINANCIAL HIGHLIGHTS	25
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Overview

Based on the recommendation of AdvisorShares Investments, LLC (“AdvisorShares”), the adviser for the Target Fund, the Board of Trustees of AdvisorShares Trust (the “Board”) has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) (the Target Fund and Acquiring Fund are sometimes referred to below as the “Funds”).  The Board (including the independent trustees, meaning those trustees who are not “interested persons” of AdvisorShares Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Target Fund and its shareholders.  The Board considered and approved the Reorganization at a meeting held on February 13, 2018, subject to the approval of the Target Fund’s shareholders.

The Target Fund currently operates as a separate series of AdvisorShares Trust.  AdvisorShares currently is the investment adviser to the Target Fund and Peritus I Asset Management LLC (“Peritus”) currently provides day-to-day portfolio management services to the Target Fund’s portfolio as its sub-adviser.   AdvisorShares has recommended that the Target Fund be reconstituted as a series of ELFT.

In order to reconstitute the Target Fund under ELFT, a corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of ELFT.  If shareholders approve the Reorganization, then all of the assets and liabilities of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

The investment objectives, strategies, and fundamental policies of the Target Fund and the Acquiring Fund are the same.  After the Reorganization of the Target Fund, AdvisorShares will no longer serve as investment adviser to the Target Fund and Exchange Traded Concepts, LLC (“ETC”) will serve as the Acquiring Fund’s investment adviser.  Peritus, which is currently the sub-adviser for the Target Fund and responsible for the day-to-day management of the Target Fund’s portfolio, will continue as the Acquiring Fund’s investment sub-adviser.  Because Peritus will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, the Reorganization will not change the way your investment assets are managed.

AdvisorShares Trust is a series trust that offers a number of portfolios managed by AdvisorShares and, if applicable a sub-adviser.  As of December 31, 2017, AdvisorShares Trust consisted of 18 portfolios representing approximately $__ billion in assets.  ELFT offers 7 portfolios managed by ETC and a sub-adviser or sub-advisers. As of December 31, 2017, ELFT represented approximately $145,897,900 in assets. AdvisorShares Trust is not affiliated with ELFT or ETC.  AdvisorShares Trust and ELFT have different Boards of Trustees.  Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to AdvisorShares Trust by The Bank of New York Mellon (“BNYM”) (custody, administration, fund accounting, and transfer agency) and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to ELFT by BNYM (custody, co-administration, fund accounting, and transfer agency), UMB Fund Services (co-administration) and Foreside Fund Services, LLC (distribution).

Like AdvisorShares Trust and AdvisorShares, ELFT and ETC have obtained an exemptive order (the “Order”) from the SEC permitting ETC, on behalf of the Acquiring Fund and subject to the approval of the ELFT’s Board, including a majority of the members who are not “interested persons” (as the term is defined in the 1940 Act) of the ELFT, to appoint and replace unaffiliated sub-advisers, enter into unaffiliated sub-advisory agreements, and materially amend and terminate unaffiliated sub-advisory agreements on behalf of the Acquiring Fund without shareholder approval. ETC and the Board of ELFT can terminate the sub-advisory agreement with Peritus and replace Peritus with another unaffiliated sub-adviser without shareholder approval under the terms of the Order. By approving the Reorganization, shareholders are agreeing to the terms and structure of the Acquiring Fund, including the terms and conditions of the Order.

AdvisorShares Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The closing of the Reorganization is conditioned upon the receipt by AdvisorShares Trust and ELFT of an opinion to such effect from tax counsel to ELFT.  If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the receipt of Target Fund shares in the Reorganization. Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting.  AdvisorShares and Cobalt Falcon, LLC (“Cobalt Falcon”), an affiliate of Eve Capital, LLC, the sponsor of the Acquiring Fund, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, AdvisorShares also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

1

The Board of AdvisorShares Trust, including a majority of the Trustees who are not interested persons of the Target Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.  In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by AdvisorShares; (2) the investment objectives, strategies, and fundamental policies of the Target Fund and the Acquiring Fund are the same; (3) Peritus will continue to provide the day-to-day management of the Acquiring Fund’s portfolio; (4) the total annual operating expenses for the Acquiring Fund are expected to be the same as the expenses of the Target Fund; (5) the Target Fund will not bear the cost of the Reorganization; and (6) the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code.

Based on AdvisorShares’ recommendation, the Board approved the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

Comparison of Fees and Expenses

The following table shows the fees and expenses for the Target Fund based on the Target Fund’s fiscal year ended June 30, 2017. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the fees and expenses shown for the Acquiring Fund are estimates based on its unitary fee structure. Neither the Target Fund nor the Acquiring Fund charges any shareholder fees, which are fees paid directly from your investment.

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Target Fund	Acquiring Fund (pro forma)
Management Fee	1.10%	1.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.14%	0.00%
Acquired Fund Fees and Expenses	0.01%(1)	0.00%
Total Annual Operating Expenses	1.25%	1.25%

(1)	Total Annual Operating Expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund for the periods indicated and then sell all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs for either Fund would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$127	$397	$686	$1,511
Acquiring Fund (pro forma)	$127	$397	$686	$1,511

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and strategies of the Target Fund with those of the Acquiring Fund. As noted above, the Funds have the same investment objectives and principal investment strategies. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

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Target Fund	Acquiring Fund
Investment Objective	Investment Objective
The Fund seeks high current income with a secondary goal of capital appreciation.	Same.
Principal Investment Strategies	Principal Investment Strategies

The Fund seeks to achieve its investment objective by selecting a focused portfolio of high-yield debt securities, which include senior and subordinated corporate debt obligations (such as loans, bonds, debentures, notes and commercial paper). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield debt securities. The Fund does not have any portfolio maturity limitation and may invest its assets in instruments with short-term, medium-term or long-term maturities.

In selecting securities for the Fund’s portfolio, the Fund’s sub-adviser, subject to the oversight of the Fund’s investment adviser and the Board, performs an independent investment analysis of each issuer to determine its creditworthiness. The sub-adviser takes a deep value contrarian approach to the credit markets, focusing on absolute value. The sub-adviser largely focuses on the secondary market, often investing in assets at a discount to par ($100), allowing for a potential opportunity to generate capital gains in addition to current yield. The sub-adviser believes that structural and technical inefficiencies exist in the secondary credit markets, which create tremendous investment opportunities, and that, by holding a diversified but limited number of securities, the portfolio will be constructed of securities that provide exposure to industries believed to offer the most value to the Fund. Companies in the energy sector have significant representation in the high-yield debt securities market.

The Fund also may invest in equity securities that the sub-adviser believes will yield high dividends or are otherwise consistent with the Fund’s investment objective and in repurchase agreements. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

Same.

The following additional information regarding principal investment strategies is applicable to both Funds:

The Fund is an actively-managed ETF and does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The sub-adviser, subject to the oversight of the adviser and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The sub-adviser seeks to achieve the Fund’s investment objective by selecting a focused portfolio largely of high yield debt securities, which include senior and subordinated corporate debt obligations (such as loans, bonds, debentures, notes and commercial paper). The sub-adviser often aims to acquire these securities at discounts to par ($100), which will allow for a potential opportunity to generate additional capital gains. Debt securities that comprise the Fund’s portfolio are individually picked by the sub-adviser in the belief that each security can add value in terms of high risk adjusted returns. By holding a diversified but limited number of securities, the sub-adviser can pick and choose the industries and securities it believes offer the most value to the Fund. These high yield corporate debt obligations are principally purchased in the public secondary market.

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The Fund also may invest up to 20% of its net assets in equity securities that the sub-adviser believes will yield high dividends or are otherwise consistent with the Fund’s investment objective.

Investment Philosophy

The sub-adviser seeks to take advantage of the fact that most fixed income investors continue to use ratings as one of their primary investment tools. The sub-adviser, however, believes that the focus should be on the fundamentals of the businesses in which the Fund invests rather than ratings. The sub-adviser views credit as either “AAA” or “D” (i.e., it either pays or does not). Due to this investment ideology, the sub-adviser places limited value on credit ratings and instead focuses on true cash flow while looking to buy credit at prices that it feels provide a margin of safety. Additional factors are considered when constructing the portfolio, including, but not limited to, excess cash on the balance sheet and/or a history of producing real free cash flow, as well as a capital structure that can be sustained on conservative forecasts.

Selection Process

The sub-adviser reverse engineers the traditional financial analysis process when reviewing each issuer’s creditworthiness. Each analysis begins with the Statement of Cash Flows, moves to the Balance Sheet and then to the Income Statement. The investment team looks at a complete appraisal of the business’ intrinsic value, rather than just traditional credit analysis. Through fundamental and valuation analysis, the sub-adviser not only determines whether an investment should be made in a certain company, but also where in the capital structure (secured, senior, or subordinate) the risk/return is most attractive.

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The graphic representation is intended to generally demonstrate the potential investment rationale and analysis performed by the sub-adviser on a prospective investment. All processes, procedures and investment criteria do not apply in every circumstance and are subject to change.

Investment Approach

●	The sub-adviser seeks to construct a focused portfolio, largely of high-yield debt securities, which include senior and subordinated corporate debt obligations (such as loans, bonds, debentures, notes and commercial paper).

●	Primarily focus on the “secondary” market, which means the sub-adviser often invests in assets at a discount to par ($100).

●	Belief that structural and technical inefficiencies exist in the secondary credit markets which create tremendous opportunities.

●	A deep value contrarian approach to the credit markets, focusing on absolute returns.

●	The sub-adviser views credit as either “AAA” or “D” and places limited value on rating agencies or their methodologies which lag the market perception of risk.

●	Ideas, themes and investment process are generated internally by the sub-adviser. The sub-adviser does not solely rely on Wall Street sell side information.

●	The sub-adviser views participation as “senior equity” even though they are investing in performing debt. The sub-adviser does not stop with traditional credit analysis, but looks at a complete appraisal of the intrinsic value of each business in which it intends to invest.

Investment Process

●	Target investments that possess some or all of the following characteristics: product or service is “essential” and recurring; hard asset values; quantifiable downside risk; ability to generate free cash flow; stable revenue stream; manageable balance sheet; traditional covenant protection; acceptable leverage through debt tranche (subordination).

●	Before being purchased into the portfolio, each security goes through a rigorous credit and valuation analysis.

●	Events which can create a sale or exit strategy within a portfolio include:

○	poison puts – change of control covenants from merger or buyout activity;

○	refinancing/calls – company decides to take out the bonds according to a scheduled price;

○	tenders – company offers to buy your security at a set price; maturities; and default as well as a fundamental deterioration or yields no longer meeting internal targets.

Portfolio Focus

●	Issuers – The sub-adviser lets the value observed in the market dictate diversification rather than accepting securities that are viewed as less desirable for the sake of diversification.

●	Coupon Characteristics – Focus on the non-investment-grade market, which typically has high coupons reflecting the relative risk of the credits.

●	Current Yield – Because of its focus on value and generally buying in the secondary market (often buying at a discount to par), the Fund expects to achieve a current yield that, on a weighted average basis, exceeds that of the relevant market indexes (e.g., Barclays U.S. High Yield Index).

●	Maturity Profile – Because of a focus primarily on seasoned credits, the stated maturity tends to be shorter than that of the market indexes, while actual maturity is generally even shorter due to early re-financings and take-outs via calls, puts and tenders.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Target Fund with those of the Acquiring Fund. Because the Funds have the same investment objectives and investment strategies, they are subject to substantially similar principal investment risks. The following principal investment risks are applicable to both Funds:

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The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Credit Risk. Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to rise over short or extended periods of time.

Fixed Income Securities Risk. The Fund may directly or indirectly invest in fixed income securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. Fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could adversely affect the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at lower prevailing interest rates. This is known as prepayment risk. The prices of high-yield bonds, unlike those of investment-grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

High-Yield Risk. The Fund’s investments in high-yield securities and unrated securities of similar credit quality (commonly known as junk bonds or below investment grade debt) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Issuer Risk. Changes in the financial condition of an issuer of or counterparty to a debt security, changes in specific economic or political conditions that affect a particular type of debt security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

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Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the sub-advisor to dispose of such securities at a fair price at the time the sub-advisor believes it is desirable to do so. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Loan Participation Risk. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Management Risk. The sub-advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The sub-advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the sub-advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If the sub-advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Portfolio Turnover Risk. Higher portfolio turnover may result in the Fund paying increased transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover also may cause the Fund’s performance to be less than you expect.

Repurchase Agreement Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Due to the limited number of banks handling clearing and settlement of certain repurchase agreements, parties entering into repurchase agreement transactions also could have increased exposure to risks associated with cyberattacks.

The Target Fund also discloses the following principal investment risk in its prospectus:

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. When the market price of the Fund’s shares deviates significantly from NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

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In addition, the Acquiring Fund discloses the following principal investment risk in its prospectus:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for Shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in Shares of the Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of the Fund’s Shares and the value of its underlying securities.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Trading Risk. Although the Shares of the Fund are or will be listed for trading on a listing exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Secondary market trading in Fund Shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares of the Fund will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. However, given that Shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s Shares normally will trade close to its NAV, exchange prices are not expected to correlate exactly with NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Comparison of Fundamental Policies

The fundamental policies of the Target Fund and the Acquiring Fund are the same and are set forth in the following table. The fundamental policies may only be amended with shareholder approval.

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Target Fund	Acquiring Fund
Fundamental Policies	Fundamental Policies
The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.	Same.
The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts.	Same.
With respect to 75% of its total assets, the Fund may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.	Same.
The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.	Same.
The Fund may not make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, it may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.	Same.
The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
The Fund may not underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.	Same.

Comparison of Non-Fundamental Policies

The non-fundamental policies of the Target Fund and the Acquiring Fund are the same and are set forth in the following table. These policies may be changed without a shareholder vote.

Target Fund	Acquiring Fund
Non-Fundamental Policies	Non-Fundamental Policies
The Fund may not purchase illiquid securities.	Same.
The Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities without providing 60 days’ prior notice to shareholders.	Same.

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Performance Information

The Acquiring Fund has not commenced operations and thus has no performance history. The bar chart and table that follow show how the Target Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Target Fund. The table also shows how the Target Fund’s performance compares to the Barclays U.S. Corporate High Yield Index, which is an unmanaged index, considered representative of the universe of U.S. fixed rate, non-investment-grade debt. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Target Fund will perform in the future. Updated performance information is available on the Fund’s website at www.advisorshares.com.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	7.06%	2Q/2016
Lowest Return	-13.72%	4Q/2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
AdvisorShares Peritus High Yield ETF	1 Year	5 Year	Since Inception (11/30/2010)
Return Before Taxes Based on NAV	8.64%	1.68%	3.67%
Return After Taxes on Distributions	5.35%	-1.70%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	4.82%	-0.25%	1.41%
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes)	7.50%	5.78%	7.22%

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes on distributions and sale of fund shares may exceed other average annual total returns due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in the Target Fund’s total annual operating expenses or in the Example above, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of shares. During the most recent fiscal year ended June 30, 2017, the Target Fund’s portfolio turnover rate was 147% of the average value of its portfolio. The Acquiring Fund will pay similar costs, but since the Acquiring Fund has not commenced operation, it does not yet have a portfolio turnover rate.

Purchase and Sale of Shares

The following information applies to both Funds:

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Individual shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

Payments to Broker-Dealers and Other Financial Intermediaries

The following information applies to both Funds:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Shareholder Information

The following information applies to the Acquiring Fund:

Buying and Selling Fund Shares. Shares of the Fund are listed for trading on the Exchange. When you buy or sell Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of Shares of the Fund, also known as the “intraday indicative value,” or IIV. The IIV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IIV and the market price may occur. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per Share of the Fund, which is calculated only once a day. The quotations of certain holdings of the Fund may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, the Sub-Adviser nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IIV and make no warranty as to their accuracy.

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trust’s Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures, which were approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Fund Distributions. The Fund pays out dividends from its net investment income at least annually and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service. Brokers may make available to their customers who own Shares the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Premium/Discount Information. Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at [   ].

Frequent Purchases and Redemptions of Fund Shares. The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of Shares by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

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Distribution Plan

The following information applies to the Acquiring Fund:

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Fund Shares. However, the Board has determined that no payments pursuant to the Distribution and Service Plan will be made for at least the first twelve (12) months of operation. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Any forgone 12b-1 fees during the initial 12 months will not be recoverable during any subsequent period. Because these fees, if imposed, would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tax Information

The following information applies to the Acquiring Fund:

The following is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. This summary does not apply to Shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. More information about taxes is located in the SAI.

The recently enacted Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes to the regulated investment company rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Fund.

You are urged to consult your tax adviser regarding specific questions as to federal, state, and local income taxes, including specific guidance regarding the impact of the Tax Reform Bill on the tax effects of your investment in the Fund.

Tax Status of the Fund. The Fund intends to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986. If the Fund maintains its qualification as a regulated investment company and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a regulated investment company or to meet minimum distribution requirements it would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund Shares and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

●	The Fund intends to distribute for each year substantially all of its net investment income and net capital gains income.

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●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

●	The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged.

●	Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your Shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

●	U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

●	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

●	Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

●	You should note that if you purchase Shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

●	The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions. Each sale of Fund Shares or redemption of Creation Units will generally be a taxable event to you. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund Shares held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. For tax purposes, an exchange of Shares for shares of a different fund is the same as a sale.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

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The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Non-U.S. Investors. If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Temporary Defensive Positions

The following information applies to both Funds:

To respond to adverse market, economic, political or other conditions, the Fund may invest in U.S. government securities, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less. While the Fund is in a defensive position, the Fund may not achieve its investment objective.

KEY INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

At the Special Meeting, shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund.  Shareholders of the Target Fund will receive shares of the Acquiring Fund (and cash in lieu of fractional shares, if any). The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization.  If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in aggregate value to the aggregate value of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities.  Immediately thereafter, the Target Fund will liquidate and distribute the shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) it received in exchange for the Target Fund’s assets to Target Fund shareholders in proportion to the relative net asset value of their holdings of the Target Fund’s shares by instructing the ELFT’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts.  The expenses associated with the Reorganization will not be borne by the Target Fund.  Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for the Target Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in aggregate value to the aggregate value of such shareholder’s shares of the Target Fund at the time of the exchange.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to ELFT with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on __________, 2018, or such other date agreed to by AdvisorShares Trust and ELFT.

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AdvisorShares and Cobalt Falcon have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, as well as the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Total costs relating to the Reorganization are estimated to be approximately $_________.

The Plan with respect to the Reorganization of the Target Fund may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing by the Boards of Trustees of AdvisorShares Trust or ELFT if, among other reasons, either determines that the Reorganization is not in the best interest of its shareholders.

Board’s Considerations Relating to the Reorganization

At a board meeting held on February 13, 2018, AdvisorShares, the Target Fund’s investment adviser, recommended that the Board of Trustees of AdvisorShares Trust approve the Reorganization. At the meeting, AdvisorShares explained to the Board that it had concluded that ETC’s services may benefit the Target Fund as ETC is a significantly larger ETF firm as measured by assets under management and number of ETFs, noting ETC’s broad ETF experience, including the support of fixed income strategies and experience operating with a diverse group of sub-advisers. At the meeting, the Trustees reviewed detailed information regarding the Reorganization from the point of view of the interests of the Target Fund and its shareholders. After careful consideration, the Trustees unanimously determined that the Reorganization would be in the best interests of the Target Fund and its shareholders.  The Trustees unanimously approved the Plan and recommended that the shareholders of the Target Fund vote in favor of the Reorganization by approving the Plan.

In recommending the Reorganization, the Trustees considered, among other things:

●	the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Target Fund and its shareholders;

●	that the investment objectives and strategies of the Acquiring Fund are the same as those of the Target Fund;

●	that the investment sub-adviser and portfolio managers of the Target Fund will continue as sub-adviser and portfolio managers of the Acquiring Fund;

●	that the total annual operating expenses of the Acquiring Fund are expected to be the same as those of the Target Fund;

●	that the Reorganization would not result in the dilution of shareholders’ interests;

●	that the Target Fund and Acquiring Fund will not bear the costs of the Reorganization;

●	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval; and

●	that an agreement was entered into between AdvisorShares and Cobalt Falcon, an affiiate and wholly-owned subsidiary of Eve Capital, LLC, the sponsor of the Acquiring Fund, pursuant to which Cobalt Falcon will pay AdvisorShares a fee in connection with the Reorganization.

Based on all of the foregoing, the Board concluded that the Target Fund’s participation in the Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Board, including those members who are not “interested persons” of AdvisorShares Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Fund approve the Plan and the transactions it contemplates.

Section 15(f) Disclosure

AdvisorShares and ETC intend for the Reorganization to comply with Section 15(f) of the 1940 Act, which provides, in substance, that a fund’s investment adviser (or any of its affiliated persons) may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser, so long as (i) during the three-year period following consummation of the transaction, at least 75% of the fund’s (or its successor’s) board are not “interested persons” (as defined by the 1940 Act) of the investment adviser or predecessor adviser of the fund (or its successor); and (ii) an “unfair burden” is not imposed on the fund as a result of the transaction. The term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the fund or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter of the fund. Accordingly, ETC and ELFT have agreed that, for a period of three years after the closing of the Reorganization, at least 75% of ELFT’s Board will be comprised of persons who are not “interested persons” of ETC or AdvisorShares, and that for a period of at least two years from the date of the Reorganization, the fees and expenses attributable to the Acquiring Fund will be capped at levels that are no higher than the current fee and expense cap levels of the Target Fund.

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Certain Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and AdvisorShares Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, AdvisorShares Trust believes the Target Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, AdvisorShares Trust and ELFT will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

(i)	the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares and cash in lieu of fractional shares, if any, in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)	no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

(iii)	no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(iv)	the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the exchange, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange pursuant to Section 362(b) of the Code;

(v)	the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(vi)	no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares for the Acquiring Fund Shares (including fractional shares, if any, to which they may be entitled, except with respect to cash in lieu of fractional shares, if any) pursuant to Section 354(a) of the Code;

(vii)	the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(viii)	the holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

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(ix)	the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of AdvisorShares Trust, ELFT, the Target Fund, and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although AdvisorShares Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Capital Loss Carryforwards

Net capital losses recognized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before a Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use the capital loss carryforwards of the Target Fund.

Capitalization

The following table shows, as of _____________, the capitalization of the Target Fund and the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$________	$___	_______
Acquiring Fund (pro forma)	$________	$___	_______

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisers, Sub-Adviser and Portfolio Managers

AdvisorShares Peritus High Yield ETF

Investment Adviser. AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment adviser of the Target Fund. As of December 31, 2017, AdvisorShares had approximately $1.12 billion in assets under management. AdvisorShares continuously reviews, supervises, and administers the Target Fund’s investment program. In particular, AdvisorShares provides investment and operational oversight of the sub-adviser. The Board of Trustees of AdvisorShares Trust supervises AdvisorShares and establishes policies that AdvisorShares must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and AdvisorShares, AdvisorShares is entitled to receive an annual advisory fee of 1.10% based on the average daily net assets of the Fund. AdvisorShares pays the sub-advisor out of the advisory fee it receives from the Target Fund. For the most recent fiscal year, the Target Fund paid the Advisor 1.10% based on its average daily net assets.

AdvisorShares bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with AdvisorShares. AdvisorShares may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

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AdvisorShares has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.35% of the Target Fund’s average daily net assets for at least one year. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by AdvisorShares, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for AdvisorShares to waive fees or make expense reimbursements, the Board may permit AdvisorShares to retain the difference between the Target Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee reductions or expense reimbursements made during the immediately preceding three-year period.

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Pursuant to an exemptive order from the SEC, AdvisorShares, subject to certain conditions, has the right, without shareholder approval, to hire a new unaffiliated sub-advisor or materially amend the terms of a sub-advisory agreement with an unaffiliated sub-advisor when the Board and AdvisorShares believe that a change would benefit the Target Fund.

A discussion regarding the basis for the Board’s most recent approval of the Target Fund’s investment advisory agreement is available in AdvisorShares Trust’s Semi-Annual Report to Shareholders dated December 31, 2017.

Investment Sub-Adviser. Peritus I Asset Management, LLC (commonly referred to as “Peritus Asset Management”), located at 1216 State Street, 4th Floor, Santa Barbara, California 93101, serves as investment sub-adviser to the Target Fund. Peritus is responsible for selecting the Target Fund’s investments in accordance with the Target Fund’s investment objective, policies and restrictions. Peritus serves as investment advisor to a variety of individual and institutional investor accounts and, as of December 31, 2017, managed approximately $[159] million in assets.

A discussion regarding the basis for the Board’s most recent approval of the Target Fund’s investment sub-advisory agreement is available in AdvisorShares Trust’s Semi-Annual Report to Shareholders dated December 31, 2017.

Portfolio Managers. The following portfolio managers are primarily responsible for the day-to-day management of the Target Fund.

Tim Gramatovich, Chief Investment Officer - As the Chief Investment Officer of Peritus, Mr. Gramatovich chairs the investment committee and is responsible for analyzing and monitoring existing and prospective investments, as well as developing investment strategies. Prior to the founding of the Peritus, Mr. Gramatovich was a portfolio manager with Smith Barney’s Asset Management Division in Los Angeles, where he managed high-yield portfolios for high net worth individuals and institutions. Prior to joining Smith Barney, he was a senior vice president with Aegis Asset Management Inc. in Los Angeles, managing high-yield portfolios. Mr. Gramatovich began his career with Drexel Burnham Lambert in 1984, working in both New York and Los Angeles, assisting in the development and marketing of high-yield corporate cash management products. Mr. Gramatovich is a Chartered Financial Analyst (“CFA”) charter holder and a member of the CFA Institute. Mr. Gramatovich serves and advises several local charitable groups. He is a graduate of the New York Institute of Finance.

Ron Heller, Chief Executive Officer and Senior Portfolio Manager - As Senior Portfolio Manager of Peritus, Mr. Heller oversees portfolio management and trading activities. Mr. Heller’s role in the oversight of portfolio execution is critical to Peritus’s strategy. Additionally, Mr. Heller manages the dealer and custodial relationships for Peritus. Mr. Heller began his career in leveraged finance in 1993 with Smith Barney. Prior to Mr. Heller’s investment career, he had a seven-year career in the National Football League with San Francisco, Atlanta and Seattle, retiring in 1993. Mr. Heller attended Oregon State University, majoring in Kinesiology. Mr. Heller currently holds his FINRA Series 7.

Dave Flaherty, Senior Portfolio Manager - Mr. Flaherty joined Peritus in November of 2004 and is responsible for assisting with the oversight of Peritus’s portfolio management and trading activities. Mr. Flaherty graduated from Westmont College in 2003, where he majored in Economics and Business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Target Fund is available in the Target Fund’s SAI.

Peritus High Yield ETF

Investment Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120. ETC was formed in 2009 and provides investment advisory services to other exchange-traded funds. ETC serves as investment adviser to the Acquiring Fund and provides investment advice to the Acquiring Fund primarily in the form of oversight of Peritus, including daily monitoring of the purchase and sale of securities by Peritus and regular review of Peritus’ performance. ETC also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. ETC administers the Acquiring Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of ELFT.

Pursuant to an investment advisory agreement between ELFT and ETC, the Acquiring Fund pays ETC an annual management fee equal to 1.25% of its average daily net assets. ETC pays Peritus out of the advisory fee it receives from the Acquiring Fund. Additionally, ETC pays substantially all expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, acquiring fund fees and expenses, and extraordinary expenses.

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The Acquiring Fund and ETC have received an exemptive order from the SEC to operate under a manager of managers structure that permits ETC, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Acquiring Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, ETC has ultimate responsibility, subject to oversight by the Board, for overseeing the Acquiring Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s)—including Peritus, in its capacity as the sub-adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Acquiring Fund or ETC.

The Manager of Managers Structure enables the Acquiring Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Acquiring Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

A discussion regarding the basis for the Board’s approval of the Acquiring Fund’s investment advisory agreement and sub-advisory agreement will be available in ELFT’s first available Annual or Semi-Annual Report to Shareholders.

Investment Sub-Adviser. Peritus will continue to serve as investment sub-adviser to the Acquiring Fund after the Reorganization.

Portfolio Managers. Messrs. Gramatovich, Heller, and Flaherty, the current portfolio managers of the Target Fund, will continue to act as portfolio managers of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT ADVISORSHARES TRUST AND ELFT

AdvisorShares Trust is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. ELFT is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The operations of AdvisorShares Trust and ELFT are also governed by applicable state and federal law.

Trustees and Officers. The trustees and officers of AdvisorShares Trust (of which the Target Fund is a series) are different from those of ELFT (of which the Acquiring Fund is a series). The following individuals comprise the Board of Trustees of AdvisorShares Trust – Elizabeth (“Betsy”) Piper/Bach, William G. McVay, and Noah Hamman (interested trustee). The following individuals comprise the Board of Trustees of ELFT – Timothy J. Jacoby, David M. Mahle, Kurt Wolfgruber, and Richard Hogan (interested trustee).

Independent Registered Public Accounting Firm (“Auditor”). The Target Fund’s Auditor is Tait, Weller & Baker LLP. The Acquiring Fund’s Auditor is Cohen & Company, Ltd.

Other Service Providers. The Bank of New York Mellon serves as the custodian, administrator, fund accountant, and transfer agent for the Target Fund. Foreside Fund Services, LLC serves as principal underwriter of the Target Fund.

The Bank of New York Mellon serves as the custodian, co-administrator, fund accountant, and transfer agent for the Acquiring Fund. UMB Fund Services serves as co-administrator for the Acquiring Fund. Foreside Fund Services, LLC serves as principal underwriter of the Acquiring Fund.

Shares. AdvisorShares Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund. Shareholders have no preemptive rights.

ELFT is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, without par value, from an unlimited number of series of shares. Shareholders have no preemptive rights.

Voting Rights. On each matter submitted to a vote of shareholders of the Target Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each share held (with proportional fractional votes for fractional shares).

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Shareholder Meetings. AdvisorShares Trust and ELFT are not required to, and do not, have annual meetings. Nonetheless, the Board of Trustees of AdvisorShares Trust or the Board of Trustees of ELFT may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by each of AdvisorShares Trust’s or ELFT’s Agreement and Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholder Liability. Both AdvisorShares Trust’s and ELFT’s trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of AdvisorShares Trust or ELFT or any of their respective series and provide indemnification for all losses and expenses of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of the Target Fund or the Acquiring Fund, respectively. Shareholders of AdvisorShares Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation. Under Delaware law, shareholders of ELFT have the same limitation of personal liability as is extended to shareholders of a Delaware corporation.

Trustee Liability. Both AdvisorShares Trust and ELFT indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that AdvisorShares Trust and ELFT do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. AdvisorShares Trust has retained Alliance Shareholder Communications, a professional proxy solicitation firm (“Solicitor”), to assist in the solicitation of proxies, at an estimated cost of $______. All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by AdvisorShares and Cobalt Falcon LLC. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the proxy card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

In addition, certain officers and representatives of AdvisorShares Trust or AdvisorShares, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

As of ________, 2018 (the “Record Date”), the Target Fund had _____________ shares outstanding. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof.

Other Matters to Come Before the Special Meeting. The Board of Trustees of AdvisorShares Trust is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

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Quorum. One-third of the Target Fund’s outstanding shares constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Voting. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Target Fund.

All properly executed and unrevoked proxies received in time for the Special Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposal. In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting in person. Shareholders have three options for submitting their votes: (1) by Internet, (2) by phone, or (3) by mail. We encourage you to vote by Internet or phone. It is convenient and it saves significant postage and processing costs. In addition, when you vote by Internet or phone prior to the date of the Special Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you plan to attend the Special Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Special Meeting.

At any time before it has been voted at the Special Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of AdvisorShares Trust; (ii) by properly executing a later-dated proxy (by the methods of voting described above); or (iii) by attending the Special Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

In tallying votes, abstentions and broker non-votes (i.e., where both a discretionary and non-discretionary proposal appears on the ballot, the difference between the shares voted by brokers or nominees in their discretion, and shares as to which instructions have not been received from the beneficial owners or persons entitled to vote on the non-discretionary proposal for which the broker or nominee does not otherwise have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the proposal.

Shareholders Sharing the Same Address. Only one copy of this Proxy Statement will be delivered to shareholders residing at the same address, unless the Target Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to AdvisorShares Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, or call 1-877-843-3831. Shareholders wishing to receive separate copies of AdvisorShares Trust’s shareholder reports, proxy statements and information statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact AdvisorShares Trust as indicated above.

Share Ownership. As of the date of this Proxy Statement, no shares of the Acquiring Fund have been issued. Although AdvisorShares Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of ___________, 2018, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of the Target Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Target Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. [As of __________, 2018, the Trustees and officers of AdvisorShares Trust owned less than 1% of the outstanding shares of the Target Fund.]

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Shareholder Name and Address	Percent

INFORMATION FILED WITH THE SEC AND NYSE

AdvisorShares Trust and ELFT are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

In addition, the Target Fund’s shares are listed, and the Acquiring Fund’s shares will be listed, on the NYSE Arca, Inc. Reports, proxy statements and other information that may be filed with the NYSE Arca, Inc. may be inspected at the exchange.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Target Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns figures represent the percentage that an investor in the Fund would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended December 31, 2017, has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

ADVISORSHARES TRUST — ADVISORSHARES PERITUS HIGH YIELD ETF

Financial Highlights

	Six months ended December 31, 2017 (Unaudited)	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$36.52	$33.88	$40.65	$53.27	$50.43	$48.59

Investment Operations
Net Investment Income (Loss) (1)	1.29	2.71	3.11	3.59	4.14	4.28
Net Realized and Unrealized Gain (Loss)	0.18	2.49	(6.93)	(12.33)	2.69	1.66
Distributions of Net Realized Gains by other investment companies	---	0.00 (2)	---	---	---	---
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	1.47	5.20	(3.82)	(8.74)	6.83	5.94
Distributions from Net Investment Income	(1.36)	(2.56)	(2.95)	(3.88)	(3.95)	(4.09)

Distributions from Realized Capital Gains	---	---	---	---	(0.04)	(0.01)

Total Distributions	(1.36)	(2.56)	(2.95)	(3.88)	(3.99)	(4.10)
Net Asset Value, End of Year/Period	$36.63	$36.52	$33.88	$40.65	$53.27	$50.43
Market Value, End of Year/Period	$36.15	$36.00	$33.84	$40.58	$53.27	$49.91

Total Return
Total Investment Return Based on Net Asset Value (4)	4.10%	15.72%	(9.34)%	(16.82)%	14.04%	12.58%
Total Investment Return Based on Market Value (4)	4.27%	14.33%	(9.20)%	(16.88)%	15.20%	11.29%

Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$153,842	$169,810	$201,601	$375,991	$1,075,997	$259,729

Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements (5)	1.26%	1.24%	1.22%	1.23%	1.18%	1.25%
Expenses, prior to expense waivers and reimbursements (5)	1.26%	1.24%	1.28%	1.23%	1.18%	1.23%
Net Investment Income (Loss) (5)	6.95%	7.55%	8.77%	7.65%	7.95%	8.44%
Portfolio Turnover Rate (6)	68%	147%	79%	88%	87%	37%

(1)	Based on average shares outstanding.

(2)	Amount represents less than $0.005 or 0.005%.

(3)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

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(5)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this ___ day of _____________ 2018, by and among (i) AdvisorShares Trust, on behalf of its series AdvisorShares Peritus High Yield ETF (the “Target Fund”), (ii) Exchange Listed Funds Trust (“ETC Trust”), on behalf of its series [Peritus High Yield ETF] (the “Acquiring Fund”), (iii) solely for the purposes of Section 9.1 of this Agreement, Cobalt Falcon, LLC (“Cobalt Falcon”), and (iv) solely for the purposes of Section 9.1 of this Agreement, AdvisorShares Investments, LLC (“AdvisorShares”).

WHEREAS, the Target Fund and the Acquiring Fund are registered open-end, management investment companies; and

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Target Fund will transfer its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Target Fund’s liabilities, (b) the shares of the Acquiring Fund of equal value (taking into account cash in lieu of fractional shares, if any) to the net assets of the Target Fund being acquired, and (c) cash in lieu of fractional shares, if any, and (ii) the Target Fund will distribute the shares of the Acquiring Fund and cash in lieu of fractional shares, if any, to shareholders of the Target Fund, in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Plan of Transaction

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of the Target Fund’s assets as set forth in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(b), except that cash shall be delivered in lieu of fractional shares, if any; and (ii) to assume all of the liabilities of the Target Fund (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)). Acquiring Fund Shares shall be delivered to the Target Fund in Creation Unit aggregations only, meaning, for purposes of the Reorganization only, specified blocks of 50,000 Acquiring Fund Shares (each, a “Creation Unit Aggregation”).

The Target Fund will distribute the Acquiring Fund Shares and cash in lieu of fractional shares, if any, received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Valuation Date (as defined in Section 2.1(a)) (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any.

(c) The Target Fund will endeavor to the extent practicable to discharge all of its liabilities and obligations that are accrued prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund will assume all of the Target Fund’s liabilities not so discharged (whether or not reflected on the Closing Statement of Assets and Liabilities).

(d) Immediately after the transfer of Assets provided for in Section 1.1(a), the Target Fund will distribute to the Target Fund Shareholders determined as of the Valuation Date (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Fund then credited to the account of the Target Fund on the books of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.

(e) Notwithstanding anything to the contrary herein, fractional Acquiring Fund Shares will not be issued to the Target Fund Shareholders. If the calculation of the pro rata distribution amount of Acquiring Fund Shares to any Target Fund Shareholder results in fractional shares, such Target Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring Fund Shares at the Closing. All issued and outstanding Target Fund Shares, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Assets and the liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of AdvisorShares Trust.

(b) The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date using the valuation procedures referred to in Section 2.1(a).

(c) All computations of value hereunder shall be made by or under the direction of the Acquiring Fund’s pricing agent.

3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be on __________, ____, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange, on the Closing Date, unless otherwise agreed to by the parties.

3.2. With respect to the Reorganization:

(a) The Target Fund shall cause The Bank of New York Mellon, the custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. [The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (“1940 Act”), shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.]

As used in this Agreement, “Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

(b) The Target Fund shall direct its transfer agent to deliver to the Acquiring Fund at Closing a certificate of an authorized officer providing (i) the number of outstanding Target Fund Shares, (ii) the record Target Fund Shareholders’ names, and (iii) the number of outstanding Target Fund Shares each such Target Fund Shareholder owns, all as of the Closing Date. The Acquiring Fund shall direct its transfer agent to deliver to the Target Fund at or as soon as reasonably practicable after the Closing a certificate of an authorized officer evidencing the number of Acquiring Fund Shares to be credited to Target Fund Shareholders on the Closing Date. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonable request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund in lieu of fractional shares, if any, [shall be delivered by wire transfer of federal funds on the Closing Date.]

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the board members of either AdvisorShares Trust or ETC Trust, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. AdvisorShares Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to ETC Trust and the Acquiring Fund as follows:

(a) AdvisorShares Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Agreement and Declaration of Trust (“Declaration of Trust”) of AdvisorShares Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the Target Fund Shareholders, to carry out the Agreement. The Target Fund is a separate series of AdvisorShares Trust duly designated in accordance with the applicable provisions of AdvisorShares Trust’s Declaration of Trust. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund;

(b) AdvisorShares Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and AdvisorShares Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act and state securities laws. As used in this Agreement, “Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization;

(d) The execution, delivery and performance of this Agreement by the Target Fund will not result (i) in violation of Delaware law or of AdvisorShares Trust’s Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, exemptive order, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Target Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(h) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, if any, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Target Fund’s most recently completed fiscal year, if any, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)

(i) For each taxable year of its operation, if any, the Target Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Target Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code;

(ii) All federal, state, local, foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (including any extensions) and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made for the payment thereof. As used in this Agreement, “Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(iii) There are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Target Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Target Fund, in any other manner with respect to the Target Fund. As used in this Agreement, “Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority;

(iv) No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that such Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all federal, state and franchise Tax Returns filed by, or on behalf of, the Target Fund, and each such disclosure schedule is accurate and complete;

(k) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by AdvisorShares Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and such shares will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of AdvisorShares Trust, on behalf of the Target Fund, and subject to the approval of Target Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(n)  The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o)  The Target Fund has no unamortized or unpaid organizational fees or expenses;

(p)  The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(q)  The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to AdvisorShares Trust and the Target Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by ETC Trust on behalf of the Acquiring Fund for use therein; and

(r)  There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Target Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

4.2. ETC Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to AdvisorShares Trust and the Target Fund as follows:

(a) ETC Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under ETC Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of ETC Trust duly designated in accordance with the applicable provisions of ETC Trust’s Declaration of Trust. ETC Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on ETC Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  ETC Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c)  No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and ETC Trust of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing Date under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The execution, delivery and performance of this Agreement by ETC Trust will not result (i) in violation of Delaware law or of ETC Trust’s Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  The Acquiring Fund is, and will be at the time of Closing, a new series of ETC Trust, without assets (other than nominal seed capital held to facilitate its organization or maintain its legal existence) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals;

(f)  By the Closing, ETC Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(g) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of ETC Trust, on behalf of the Acquiring Fund, and subject to the approval of Target Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by ETC Trust;

(i) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(j) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(l) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(n) The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to ETC Trust and the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by AdvisorShares Trust on behalf of the Target Fund for use therein; and

(o) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) AdvisorShares Trust will call a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) The Acquiring Fund and the Target Fund covenant to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the “N-14 Registration Statement”) in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplate herein. ETC Trust will file the N-14 Registration Statement, including a proxy statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

(d) The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f) If requested by the Acquiring Fund, AdvisorShares Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each Shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to Target Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i) If requested by the Acquiring Fund, AdvisorShares Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

(k) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state or local Tax Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(l) If requested by the Acquiring Fund, AdvisorShares Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax Authority and (b) legal opinions.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to the Reorganization, the obligations of AdvisorShares Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and ETC Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) ETC Trust shall have delivered to AdvisorShares Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to AdvisorShares Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) ETC Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETC Trust and the Acquiring Fund, on or before the Closing Date;

(d) A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares in Creation Units, each of which shall consist of 50,000 Acquiring Fund Shares, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

(e) The Bank of New York Mellon, the Acquiring Fund’s transfer agent shall have delivered the certificate contemplated by Section 3.2 (b) of this Agreement, duly executed by an authorized officer of The Bank of New York Mellon;                     ];

(f) The Target Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that:

(i) ETC Trust is registered as an open-end management investment company under the 1940 Act;

(ii) ETC Trust is a business trust duly organized and validly existing under the laws of the State of Delaware;

(iii) the Acquiring Fund has been duly designated as a separate series of ETC Trust;

(iv) ETC Trust has the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(v) this Agreement has been duly authorized, executed and delivered by ETC Trust, on behalf of the Acquiring Fund, and is a valid and binding agreement of ETC Trust, on behalf of the Acquiring Fund, enforceable against ETC Trust, on behalf of the Acquiring Fund, in accordance with its terms;

(vi) the execution and delivery by ETC Trust, on behalf of the Target Fund, of this Agreement and consummation by the Acquiring Fund of the transactions contemplated thereby, including the issuance of the Acquiring Fund Shares, will not (i) conflict with ETC Trust’s Declaration of Trust or by-laws or any instrument designating the Acquiring Fund as a series of ETC Trust or (ii) violate or conflict with, or result in any contravention of, any law, regulation or order applicable to the Acquiring Fund; and

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution and delivery of the Agreement by the Acquiring Fund of the transactions contemplated thereby.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of ETC Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of AdvisorShares Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

(c) AdvisorShares Trust shall have delivered to ETC Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to ETC Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) If requested by Acquiring Fund, AdvisorShares Trust, on behalf of the Target Fund, shall have delivered to ETC Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of AdvisorShares Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e) The Bank of New York Mellon, the Target Fund’s custodian shall have delivered the certificate contemplated by Section 3.2(a) of this Agreement, duly executed by an authorized officer of The Bank of New York Mellon;

(f) The Bank of New York Mellon, the Target Fund’s transfer agent shall have delivered the certificate contemplated by Section 3.2 (b) of this Agreement, duly executed by an authorized officer of The Bank of New York Mellon;

(g) AdvisorShares Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AdvisorShares Trust and the Target Fund, on or before the Closing Date; and

(h) The Acquiring Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i) AdvisorShares Trust is registered as an open-end management investment company under the 1940 Act;

(ii) AdvisorShares Trust is duly organized and validly existing in under the laws of the State of Delaware;

(iii) the Target Fund has been duly designated as a separate series of AdvisorShares Trust;

(iv) AdvisorShares Trust has the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(v) this Agreement has been duly authorized, executed and delivered by AdvisorShares Trust, on behalf of the Target Fund and is a valid and binding agreement of the Target Fund, enforceable against AdvisorShares Trust, on behalf of the Target Fund in accordance with its terms;

(vi) the execution and delivery by AdvisorShares Trust, on behalf of the Target Fund, of this Agreement and consummation by the Target Fund of the transactions contemplated thereby will not (i) conflict with AdvisorShares Trust’s Declaration of Trust or by-laws or any instrument designating the Target Fund as a series of AdvisorShares Trust or; (ii) violate or conflict with, or result in any contravention of, any law, regulation or order applicable to the Target Fund; and

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution and delivery of this Agreement by the Target Fund of the transactions contemplated thereby.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, ETC Trust or AdvisorShares Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of AdvisorShares Trust’s Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to AdvisorShares Trust’s or ETC Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement properly registering the Acquiring Fund Shares to be issued in connection with the Reorganization shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. AdvisorShares Trust and ETC Trust shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that with respect to the Target Fund and the Acquiring Fund for federal income tax purposes:

(i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares and cash in lieu of fractional shares, if any, in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

(iii) no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(iv) the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the exchange, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange pursuant to Section 362(b) of the Code;

(v) the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(vi) no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares for the Acquiring Fund Shares (including fractional shares, if any, to which they may be entitled, except with respect to cash in lieu of fractional shares, if any) pursuant to Section 354(a) of the Code;

(vii) the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(viii) the holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.5.

9.	FEES AND EXPENSES; INDEMNIFICATION

9.1. Cobalt Falcon, or an affiliate of Cobalt Falcon, and AdvisorShares, or an affiliate of AdvisorShares, will jointly bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but shall not be limited to, costs associated with organizing the Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for the Reorganization, legal fees, accounting fees, and expenses of soliciting Target Fund Shareholders and holding meetings of the Target Fund Shareholders (and adjournments thereof). For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

9.2. ETC Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless AdvisorShares Trust and the members of AdvisorShares Trust’s Board of Trustees and AdvisorShares Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AdvisorShares Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by ETC Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETC Trust or the members of ETC Trust’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by ETC Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3. AdvisorShares Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless ETC Trust and the members of ETC Trust’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which ETC Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by AdvisorShares Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by AdvisorShares Trust or the members of AdvisorShares Trust’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by AdvisorShares Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

10.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in AdvisorShares Trust’s Declaration of Trust or ETC Trust’s Declaration of Trust, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

AdvisorShares Trust,

on behalf of its series Peritus High Yield ETF

By:

Name:
Title:

Exchange Listed Funds Trust,

on behalf of its series [Peritus High Yield ETF]

By:

Name:
Title:

Cobalt Falcon, LLC,

solely for the purposes of Section 9.1 of this Agreement

By:

Name:
Title:

AdvisorShares Investments, LLC,

solely for the purposes of Section 9.1 of this Agreement

By:

Name:
Title:

Please detach at perforation before mailing.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PROXY	ADVISORSHARES TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ , 2018]

The Special Meeting of Shareholders of the AdvisorShares Peritus High Yield ETF, a series of AdvisorShares Trust (the “Trust”), will be held [     , 2018] at [10:00 a.m]. Eastern time, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposal described in the attached proxy statement. The undersigned hereby appoints [Noah Hamman] and [James Carl], or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on [       , 2018], or any adjournments or postponements thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

USING THE ENCLOSED ENVELOPE.

19

PROXY TABULATOR PO BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the card.

4) Return the proxy card in the envelope provided.

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

	FOR	AGAINST	ABSTAIN

To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the AdvisorShares Peritus High Yield ETF (the “Target Fund”), a series of AdvisorShares Trust, to the Peritus High Yield ETF (the “Acquiring Fund”), a newly created series of Exchange Listed Funds Trust, in exchange for (a) shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) in proportion to their holdings of shares of the Target Fund.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

20

The information in this STATEMENT OF ADDITIONAL INFORMATION is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This STATEMENT OF ADDITIONAL INFORMATION is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

______________, 2018

For the Reorganization of

AdvisorShares Peritus High Yield ETF,

a series of AdvisorShares Trust

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

 877.843.3831

into

Peritus High Yield ETF,

a series of Exchange Listed Funds Trust

10900 Hefner Pointe Drive, Suite 207

Oklahoma City, Oklahoma 73120

405.778.8377

_________________________________________

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus dated ____________, 2018 (the “Proxy Statement/Prospectus”) relating to the shares of the Peritus High Yield ETF (the “Acquiring Fund” or the “Fund”), a new series of Exchange Listed Funds Trust (the “Trust”), to be issued in exchange for shares of the AdvisorShares Peritus High Yield ETF (the “Target Fund” or “Predecessor Fund”), a series of AdvisorShares Trust, as described in the Proxy Statement/Prospectus.

The following Target Fund documents have been filed with the Securities and Exchange Commission and are incorporated by reference into this SAI (which means these documents are considered legally to be part of this SAI):

●	Statement of Additional Information of the Target Fund dated November 1, 2017;

●	Annual Report to Shareholders of the Target Fund for the fiscal year ended June 30, 2017, which includes audited financial statements of the Target Fund and the independent registered public accountants' report thereon; and

●	Semi-Annual Report to Shareholders for the Target Fund for the fiscal period ending December 31, 2017, which includes unaudited financial statements of the Target Fund.

Copies of these documents and the Proxy Statement/Prospectus are available upon request and without charge by writing to AdvisorShares Trust or by calling (___) ____-_____.

The Acquiring Fund will commence operations upon the completion of the reorganization and will continue the operations of the Target Fund. For this reason, financial statements for the Acquiring Fund have not been included. The Target Fund will be the accounting and performance survivor and the Target Fund’s accounting and performance information will carry over to the Acquiring Fund.

TABLE OF CONTENTS

general information about THE TRUST	1
additional information about investment objectives, policies and related risks	1
DESCRIPTION OF PERMITTED INVESTMENTS	1
SPECIAL CONSIDERATIONS AND RISks	33
INVESTMENT restrictions	35
exchange listing and trading	37
management of the trust	38
CODEs OF ETHICS	45
PROXY VOTING POLICies	45
INVESTMENT ADVISORY AND OTHER SERVICES	46
THE PORTFOLIO MANAGERS	47
THE distributor	48
THE administratorS	49
THE CUSTODIAN	50
THE TRANSFER AGENT	50
Compliance Services	50
LEGAL COUNSEL	50
INDEPENDENT registered public accounting firm	50
portfolio holdings DISCLOSURE POLICIES AND PROCEDURES	50
DESCRIPTION OF SHARES	51
LIMITATION OF TRUSTEES’ LIABILITY	51
BROKERAGE TRANSACTIONS	52
PORTFOLIO TURNOVER RATE	54
BOOK ENTRY ONLY SYSTEM	54
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	55
Purchase and REDEMPTION of shares in creation units	55
DETERMINATION OF NET ASSET VALUE	63
DIVIDENDS AND DISTRIBUTIONS	63
FEDERAL INCOME TAXES	64
FINANCIAL STATEMENTS	71
Appendix a: DESCRIPTION OF SHORT-TERM RATINGS	A-1
Appendix B: Proxy Voting Policy and procedures	B-1

I

GENERAL INFORMATION ABOUT THE TRUST

The Trust (formerly, Exchange Traded Concepts Trust II) is an open-end management investment company consisting of multiple investment series. This SAI relates to the Peritus High Yield ETF (the “Fund”). The Fund is newly organized and has been created for the purpose of acquiring the assets and liabilities of the AdvisorShares Peritus High Yield ETF, a series of AdvisorShares Trust (the “Predecessor Fund”). The Predecessor Fund’s most recent Annual Report and Semi-Annual Report to shareholders are incorporated by reference. The Trust was organized as a Delaware statutory trust on April 4, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser to the Fund. Peritus I Asset Management, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Fund seeks high current income with a secondary goal of capital appreciation.

The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities closely approximating the holdings of the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Fund’s Shares are listed on NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ NAV per share. The Fund’s Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 50,000 Shares.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

DIVERSIFICATION

The Fund is classified as a diversified investment company under the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, these sections.

EQUITY SECURITIES

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities will cause the net asset value of the Fund to fluctuate.

Types of equity securities in which the Fund may invest include:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at a fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of investing in equity securities include:

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small- and Medium-Sized Companies. Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Large-Sized Companies. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale.  If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself.  Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions.  The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

FOREIGN SECURITIES

Foreign Issuers. The Fund may invest in securities of issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include depositary receipts, which are described further below, “ordinary shares,” and “New York shares” issued and traded in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. American Depositary Receipts (“ADRs”), ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The U.S. dollar value of securities of foreign issuers and of distributions in foreign currencies from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile compared to those of domestic securities. Therefore, the Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Many foreign countries lack uniform accounting, auditing and financial reporting standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in companies located in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Depositary Receipts. The Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. American Depositary Shares (ADSs) are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under an agreement with the foreign issuer, and the entire issuance is called an ADR and the individual shares are referred to as ADSs. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

All Depositary Receipts generally must be sponsored. However, the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

CURRENCY TRANSACTIONS

Foreign Currencies. The Fund may invest directly and indirectly in foreign currencies. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. When used for hedging purposes, forward currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

●	Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

●	Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

●	Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

●	Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

●	Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

●	Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments. Although the Fund does not currently expect to engage in currency hedging, the Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. the Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund uses Position Hedging when the Adviser or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in Proxy Hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund’s securities denominated in linked currencies. For example, if the Adviser or Sub-Adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in krona and the Adviser or Sub-Adviser believes that the value of the krona will decline against the U.S. dollar, the Adviser or Sub-Adviser may enter into a contract to sell euros and buy dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in Proxy Hedging. If the Fund in which it invests enters into a currency hedging transaction, the Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

REPURCHASE AGREEMENTS

A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

FIXED INCOME SECURITIES

The Fund may invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

●	Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

●	Creditor Liability and Participation on Creditors Committees. Generally, when a fund holds bonds or other similar fixed income securities of an issuer, the fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Adviser or Sub-Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, the Adviser or Sub-Adviser has the authority to represent the Fund on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

●	Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

●	Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Restrictions” section below, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Debt Securities. Fixed income securities are debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

●	Corporate Debt Securities. The Fund intends to invest in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Sub-Adviser. The Fund may invest in all grades of corporate debt securities, including below investment-grade securities, as discussed below. See Appendix A for a description of corporate bond ratings. the Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower-ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

●	Below Investment-Grade Debt Securities. The Fund intends to invest in below investment-grade securities. Below investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or (“Moody’s”) lower than BBB- by Standard & Poor’s (“S&P”)) or are determined to be of comparable quality by the Sub-Adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Sub-Adviser will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

●	Unrated Debt Securities. The Fund intends to invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

●	Commercial Paper. The Fund intends to invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s.

●	Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

MORTGAGE-RELATED SECURITIES

The Fund intends to invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The Fund may invest in agency mortgage-related securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the United States government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase a limited amount of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The SPAs contain various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Please see “U.S. Government Securities” for additional information on these agreements.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers, (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis, and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. The Fund may invest in privately issued mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Sub-Adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which, in its Sub-Adviser’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets will be invested in illiquid securities.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third-party entities. It is possible these third-parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third-parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The Sub-Adviser seeks to manage the portion of the Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, the Sub-Adviser will consider a number of factors. These include, but are not limited to (1) the nature of the borrowers (e.g., residential vs. commercial), (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower), and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). The Fund and certain of the underlying ETPs may invest in CMOs, which are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objectives and policies, the Sub-Adviser may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. The Fund may invest in commercial mortgage-backed securities, which include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. The Fund may invest in other mortgage-related securities, which include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. The Fund may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities – Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). The Fund may invest in ARMBSs, which have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities (“SMBSs”). The Fund may invest in SMBS, which are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Asset-Backed Securities (“ABSs”). The Fund may invest in ABSs, which are bonds backed by pools of loans or other receivables. ABSs are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABSs are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABSs include various forms of credit enhancement. Some ABSs, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABSs also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABSs are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Consistent with the Fund’s investment objectives and policies, the Sub-Adviser also may invest in other types of ABSs.

Collateralized Bond Obligation (“CBO”), Collateralized Loan Obligation (“CLO”) and Other Collateralized Debt Obligation (“CDO”). The Fund may invest in each of collateralized bond obligations, collateralized loan obligations, other collateralized debt obligations and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment-grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and certain Funds’ Prospectuses (e.g., fixed income risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, and (iv) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less, U.S. Treasury notes have initial maturities of one to ten years, and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they are now required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a certain capital reserve amount. The U.S. Treasury stated that the purpose of the change was to wind down Freddie Mac and Fannie Mae and to benefit taxpayers. However, shareholders of Freddie Mac and Fannie Mae have since sued the U.S. Government over the profit sweep, contending that it was a breach of contract and an improper taking of private property without just compensation. Although the suits have been unsuccessful so far, both of these legal arguments continue to move forward through various courts and could influence the U.S. Government’s policy towards the mortgage financial system. In addition, new initiatives from the Trump administration, such as proposed reductions to corporate tax rates, could affect the value of certain assets held by Freddie Mac and Fannie Mae.

Until further action is taken, the actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Sub-Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities. See “Zero Coupon Bonds” for additional information.

ZERO COUPON BONDS

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds, which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

EXCHANGE-TRADED NOTES (ETNs)

The Fund may invest in ETNs. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.

It is expected that the issuer’s credit rating will be investment-grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline, as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

HYBRID INSTRUMENTS

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. The Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

ILLIQUID SECURITIES

The Fund may hold illiquid securities, including securities that are not readily marketable and securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act (“restricted securities”), as long as no more than 15% of the Fund’s net assets are held in illiquid securities. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

POOLED INVESTMENT VEHICLES

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Fund invests in and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

The Fund may invest in certain ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

BORROWING

The Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Sub-Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the borrowing Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the borrowing Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the Fund obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Sub-Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets the Fund may invest in reverse repurchase agreements, the use of reverse repurchase agreements is not a principal strategy of the Fund.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act.  Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:  (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.   To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in different types of investment companies from time to time, including BDCs.  A BDC is a less common type of investment company that more closely resembles an operating company than a typical investment company.  BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance.  Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses.  However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of the Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the fund’s financial statements, which more accurately reflect the fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund may invest in index-based ETFs as well as ETFs that are actively managed.

The Fund may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund investing in closed-end funds attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as permitted by an exemptive order obtained by the Trust that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

The Fund may utilize futures contracts, options contracts and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may purchase and sell put and call options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Restrictions on the Use of Futures and Options. In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to Rule 4.5 of the Commodity Exchange Act (“CEA”) that significantly limit the ability of certain regulated entities, including registered investment companies such as the Fund, to rely on an exclusion that would exempt its investment adviser from having to register with the CFTC as a commodity pool operator (“CPO”). The exclusion from Rule 4.5 previously allowed registered investment companies to engage in unlimited transactions involving futures contracts. However, under amended Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company's portfolio, or (ii) the aggregate "notional value" of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company's portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of the Fund under the amended Rule 4.5. These rule revisions effectively limit the Fund’s use, and its investment in of futures, options on futures, swaps, or other commodity interests. The Fund currently intend to comply with the terms of revised Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of the Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule.

Swap Agreements. The Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Options on Swaps.  An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

The SEC recently proposed a new rule related to the use of derivatives and financial commitment transactions (including short sales, described below) by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear, although they could be substantial and adverse to the Fund. The regulation of these types of transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

SHORT SALES

The Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund may lose money in a total return swap if the counterparty fails to meet its obligations.

RECENT MARKET CIRCUMSTANCES

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as “Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom has, pursuant to the Treaty of Lisbon (the “Treaty”), given notice of its withdrawal and the period for negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU has commenced. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The impact of these types of developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

CYBER SECURITY RISK

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a “majority of outstanding voting securities” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts.

3.	With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

4.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.

5.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

*	For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed without a shareholder vote.

1.	The Fund may not purchase illiquid securities.

2.	The Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities without providing 60 days’ prior notice to shareholders.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s net assets in a particular industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities and other instruments issued by issuers that invest in real estate.

Commodities. The 1940 Act does not directly restrict an investment company's ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. Consistent with applicable law, the Fund may purchase or sell options, futures, forward contracts, or swaps, may invest in securities or other instruments backed by commodities, including physical commodities, and may invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the company.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange. The Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the Shares of the Fund under any of the following circumstances: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 record or beneficial holders of the Shares; (2) the value of the Fund’s underlying index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) if any of continued listing requirements set forth in the Exchange rules are not continuously maintained; (4) if the Exchange files separate proposals under Section 19(b) of the Securities Exchange Act of 1934 (“Exchange Act”) and any of the statements regarding (a) the description of the index, portfolio, or reference asset; (b) limitations on index or portfolio holdings or reference assets; (c) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. If the “Intraday Indicative Value” (“IIV”) of the Fund is not being disseminated as required by Exchange rules, the Exchange may halt trading during the day in which such interruption occurs. If the interruption persists past the trading day in which it occurred, the Exchange will halt trading in the Fund’s Shares. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an IIV relating to the Fund. The IIV calculations are estimates of the value of the Fund’s IIV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IIV and the market price may occur. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, the Sub-Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IIVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Trustees and Officers of the Trust

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trust’s Board of Trustees (the “Board”). The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and the Trust’s administrators. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify many of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”) and investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Board meets with the Adviser and the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Valuation Committee that is responsible for implementing the Trust’s Pricing Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board of Trustees, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Richard Hogan, the sole interested Trustee, serves as Chairman of the Board. The Trust does not have a lead independent trustee. The Board of Trustees is comprised of a super-majority (67 percent or more) of independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has two standing committees: the Audit Committee and Governance and Nominating Committee. The Audit Committee and Governance and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

Set forth below are the names, years of birth, positions with the Trust, lengths of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
Richard Hogan (1963)	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011-present; Private Investor 2002-present; Secretary, Exchange Traded Concepts Trust 2011-present; Managing Member, Yorkville ETF Advisors 2011-2016.	7	Board Member of Peconic Land Trust of Suffolk County, NY.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice — 2000-2014.	20	Exchange Traded Concepts Trust (13) — Trustee; Edward Jones Money Market Fund— Trustee; Source ETF Trust — Trustee (2014-2015).
David M. Mahle (1944)	Trustee	Since 2012	Consultant, Jones Day 2012- present; Of Counsel, Jones Day 2008-2011; Partner, Jones Day 1988-2008.	20	Exchange Traded Concepts Trust (13) — Trustee; Source ETF Trust — Trustee (2014-2015).
Kurt Wolfgruber (1950)	Trustee	Since 2012	Amherst Asset Management, 2010 to present — Independent Advisor; President, OppenheimerFunds, Inc. 2007-2009.	20	Director, New Mountain Finance Corp.; Exchange Traded Concepts Trust (13) — Trustee; Source ETF Trust — Trustee (2014-2015).

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Hogan should serve as a Trustee because of his 26+ years of experience in senior level ETF management which began at Spear, Leeds & Kellogg (“SLK”) in 1987, becoming a Limited Partner in 1990 and a Managing Director in 1992. As Managing Director of the Index Derivatives Group, he established trading operations in Chicago, Singapore and London as well as other satellite operations and nurtured Exchange Traded Funds (“ETFs”) as a Specialist in SPDRs, WEBS, Sector SPDRs, iShares and other ETFs. Mr. Hogan became a Managing Director of Goldman Sachs when SLK was merged and played a critical role in combining the ETF operations of SLK, Goldman and Hull Trading (a prior Goldman acquisition). He has worked closely with Exchange staff, issuers, index providers and others in conceiving, designing, developing, launching, marketing and trading new ETFs, and championed the idea of a fixed income ETF. Mr. Hogan is a Founder and Director of the Adviser.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Until his retirement in June 2014, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds. Prior to that, Mr. Jacoby held various senior positions at financial services firms. Additionally, he served as a partner at Ernst & Young LLP. Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Mr. Mahle should serve as a Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr. Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009. Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $200 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000. He is a Chartered Financial Analyst.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Set forth below are the names, years of birth, positions with the Trust, lengths and term of office, and the principal occupations held during at least the last five years of each of the persons currently serving as officers of the Trust.

OFFICERS

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive Suite 207 Oklahoma City, Oklahoma 73120 (1979)	President	Since 2012	Investment Advisor/Vice President, T.S. Phillips Investments, Inc. 2000 -2011; Chief Executive Officer and Secretary. Exchange Traded Concepts Trust 2009 - 2011; Chief Executive Officer, Exchange Traded Concepts, LLC 2009-present; President, Exchange Traded Concepts Trust 2011-present.
Richard Hogan c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive Suite 207 Oklahoma City, Oklahoma 73120 (1963)	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011-present; Private Investor 2002-present; Secretary, Exchange Traded Concepts Trust 2011-present; Managing Member, Yorkville ETF Advisors 2011-2016.
Christopher W. Roleke 10 High Street Suite 302 Boston, MA 02110 (1972)	Treasurer	Since 2012	Managing Director/Fund Principal Financial Officer, Foreside Management Services, LLC 2011-Present.
James J. Baker Jr. c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive Suite 207 Oklahoma City, Oklahoma 73120 (1951)	Assistant Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present — Managing Partner; Yorkville ETF Advisors, 2012 to present — Managing Partner; Goldman Sachs, 2000 to 2011 — Vice President.
Patrick Keniston 3 Canal Plaza Suite 100 Portland, Maine 04101 (1964)	Chief Compliance Officer	Since 2017	Managing Director, Foreside Fund Officer Services, LLC 2008-present.

[1]	Each Officer serves at the pleasure of the Board of Trustees.

COMPENSATION OF THE TRUSTEES

The following table sets forth the compensation paid to the Trustees of the Trust for the fiscal year ended June 30, 2017. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[2]
Interested Trustee
Richard Hogan	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Timothy J. Jacoby	$[ ]	n/a	n/a	$[ ]for service on (2) boards
David M. Mahle	$[ ]	n/a	n/a	$[ ]for service on (2) boards
Kurt Wolfgruber	$[ ]	n/a	n/a	$[ ]for service on (2) boards

[1]	For the fiscal year ended June 30, 2017, as compensation for service on the Trust’s Board, the Trustees were entitled to receive a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

[2]	For the fiscal year ended June 30, 2017, for their service on the Board of Trustees of Exchange Traded Concepts Trust in the Fund Complex, Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle each received a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting (or, if both Trusts in the Fund complex met, $4,000 per day, whichever is lower), and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

board Committees

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. Mr. Jacoby serves as Chair. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrators that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. The Audit Committee meets periodically, as necessary, and met five times during the most recently completed fiscal year.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee that is composed of each of the independent Trustees of the Trust. Mr. Mahle serves as Chair. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Governance and Nominating Committee generally will not consider nominees recommended by shareholders. The Governance and Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.

Valuation Committee. In addition to the foregoing standing committees of the Board, the Trust has a Valuation Committee that may be comprised of representatives from the Adviser, representatives from the Trust’s administrators and/or members of the Board of Trustees. The Valuation Committee operates under procedures approved by the Board. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Valuation Committee meets periodically, as necessary.

Ownership of Fund Shares

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”). As of the date of this SAI, the Trustees and officers own less than 1% of the outstanding shares of the Trust.

Name	Peritus High Yield ETF	Aggregate Dollar Range of Fund Shares (All Funds in the Complex)
Interested Trustee
Richard Hogan	None	None
Independent Trustees
Timothy J. Jacoby	None	None
David M. Mahle	None	None
Kurt Wolfgruber	None	None

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and Foreside Financial Group, LLC (on behalf of the Distributor and its affiliates) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and Foreside Financial Group (on behalf of the Distributor, Foreside Management Services, LLC and Foreside Fund Officer Services, LLC) from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities, including those that may be purchased or held by the Fund.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Adviser. Proxies for the portfolio securities are voted in accordance with the Sub-Adviser’s proxy voting guidelines, which are set forth in Appendix B to this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge by calling [ ]; (2) on the Fund’s website at www.[ ].com; and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Exchange Traded Concepts, LLC (“ETC”), an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, serves as the investment adviser to the Fund. The Adviser is majority owned by Cottonwood ETF Holdings LLC.

Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities of the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.25%.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The table below sets forth the advisory fees collected and expenses waived by AdvisorShares Investments, LLC, the Predecessor Fund’s investment adviser (“Previous Adviser”) for the last three fiscal years.

Aggregate Advisory Fees			Advisory Fees (Waived) and/or Recaptured			Net Advisory Fees Paid
2017	2016	2015	2017	2016	2015	2017	2016	2015
$2,160,078	$2,666,241	$6,609,619	$0	$(145,483)	$0	$2,160,078	$2,520,758	$6,609,619

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

The Trust and the Adviser have obtained exemptive relief, In the Matter of Exchange Traded Concepts Trust, et al., Investment Company Act Release Nos. 31453 (February 10, 2015) (Notice) and 31502 (March 10, 2015) (the “Order”), pursuant to which the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services, subject to the conditions of the Order. Shareholders will be notified of any sub-adviser changes.

Sub-Adviser. The Adviser has retained Peritus I Asset Management, LLC to serve as sub-adviser to the Fund. The Sub-Adviser, located at 216 State Street, 4th Floor, Santa Barbara, California 93101, is a 100% partner owned business and is a registered investment advisor.

The Adviser and the Sub-Adviser have entered into a sub-advisory agreement with respect to the Fund (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies, and restrictions. For the services the Sub-Adviser provides, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

The following table sets forth the amount of compensation the Sub-Adviser received under its sub-advisory agreement with the Previous Adviser.

Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
2017	2016	2015
$1,475,007.54	$1,815,645.78	$4,506,492

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved with respect to the Fund at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement also may be terminated by the Adviser upon sixty (60) days’ written notice to the Sub-Adviser and by the Sub-Adviser upon sixty (60) day’s written notice to the Adviser and the Board. As used in the Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

THE PORTFOLIO MANAGERS

Tim Gramatovich, Ron Heller, and Dave Flaherty (each, a “Portfolio Manager”) serve as portfolio managers of the Fund. This section includes information about each Portfolio Manager, including information about other accounts each Portfolio Manager manages and each Portfolio Manager’s compensation.

Portfolio Manager Compensation. Each Portfolio Manager is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. The Sub-Advisor pays each Portfolio Manager a salary plus a discretionary bonus, which is based on the overall profitability of the Sub-Adviser. In addition, to the extent that a Portfolio Manager is a partner in the Sub-Adviser, he is potentially entitled to an additional share of the Sub-Adviser’s profits in any given calendar year.

Fund Shares Owned by Portfolio Managers. The Fund is required to show the dollar range of each Portfolio Manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Tim Gramatovich	1	$169.8	--	$--	1	$70,000
Ron Heller	1	$169.8	--	$--	1	$70,000
Dave Flaherty	1	$169.8	--	$--	1	$70,000

*	Information provided is as of June 30, 2017.

Conflicts of Interest

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the Portfolio Managers’ other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the Portfolio Managers are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the Shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan will be made during the initial twelve (12) months of operation. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATORS

The Bank of New York Mellon (“BNY Mellon”) and UMB Fund Services (“UMBFS”) serve as administrators to the Fund. For services provided under the Administration Agreements with the Trust, BNY Mellon and UMBFS are each entitled to a fee, paid from the unitary fee paid to the Adviser by the Fund, based on assets under management, subject to a minimum fee.

The following table sets forth the amounts paid by the Predecessor Fund to the Bank of New York Mellon, the administrator, custodian and transfer agent to the Predecessor Fund, for the specified periods.

Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015
$49,090	$60,595	$158,595

THE CUSTODIAN

BNY Mellon serves as the custodian of the Fund (the “Custodian”). The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

THE TRANSFER AGENT

BNY Mellon serves as transfer agent and dividend disbursing agent of the Fund.

COMPLIANCE SERVICES

Under the Fund CCO Agreement (the “CCO Agreement”) with the Trust, Foreside Fund Officer Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) as well as certain additional compliance support functions (“Compliance Services”). The CCO Agreement with respect to the Fund continues in effect until terminated. The CCO Agreement is terminable with or without cause and without penalty by the Board or by Foreside Fund Officer Services, LLC with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the Board will have the right to remove the CCO at any time, with or without cause, without the payment of any penalty.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The policy is designed to prevent the possible misuse of knowledge of the Fund’s portfolio holdings and to ensure that the interests of the Adviser and Sub-Adviser, the Distributor, Custodian, Transfer Agent, Fund Accountant and Administrators, or any affiliated person of the Fund or the Fund’s service providers, are not placed above those of the Fund’s shareholders. The policy applies to all officers and agents of the Fund, including employees of the Adviser and Sub-Adviser.

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the Trust’s exemptive relief, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the Fund. Each share of the Fund represents an equal proportionate interest in the fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Sub-Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

During the fiscal years ended June 30, 2015, June 30, 2016, and June 30, 2017, the Predecessor Fund paid $481,512, $2,306, and $314, respectively, in aggregate brokerage commissions on portfolio transactions.

Directed Brokerage. For the fiscal year ended June 30, 2017, the Predecessor Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Sub-Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal ended June 30, 2017, the Predecessor Fund did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealer.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. As of June 30, 2017, the Predecessor Fund did not hold securities of its “regular brokers and dealers.”

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the "DTC's Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The Fund has not yet commenced operations as of the date of this SAI, and therefore no shareholder information is available.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its Shares on a continuous basis, at NAV, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities closely approximating the holdings of the Fund or in cash for the value of such securities. The NAV of the Fund’s Shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

PURCHASE (CREATION). The Trust issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business. Purchases of Creation Units may be subject to Creation Transaction Fees and redemptions of Creation Units may be subject to Redemption Transaction Fees, as such terms are defined below.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the Fund’s holdings and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and non-standard charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the Creation Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Creation Transaction Fee is designed to cover.

All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Creation Transaction Fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard Creation Transaction Fee for the Fund is $500, regardless of the number of Creation Units created in the transaction. The Fund may adjust the Creation Transaction Fee from time to time. The Creation Transaction Fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover Non-Standard Charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Creation Transaction Fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund's Shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities, as announced by the Custodian on the Business Day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed Redemption Transaction Fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEE. A fixed Redemption Transaction Fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard Redemption Transaction Fee for the Fund is $500 regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the Redemption Transaction Fee from time to time. The Redemption Transaction Fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard Charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the Redemption Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the Redemption Transaction Fee is designed to cover.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing Shares as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed an Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of Shares. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the applicable Fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

Net asset value per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means the Fund’s published NAV per share. The Sub-Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Fair Value Committee to determine a security’s fair value. In determining such value the Fair Value Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s index provider, if available). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes to the regulated investment company rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY (RIC) STATUS

The Fund will seek to qualify and elect to be treated as a RIC under the Internal Revenue Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Internal Revenue Code, the Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. The Tax Reform Bill lowers the top marginal tax rate for corporations to 21% for taxable years beginning after December 31, 2017. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in that Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

TAXATION OF SHAREHOLDERS

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. corporations or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or REIT will be treated as qualified dividend income only to the extent so reported by such ETF, REIT or underlying fund.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gains distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. The Tax Reform Bill repeals the corporate alternative minimum tax for taxable years beginning after December 31, 2017. The Fund’s trading strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

The Fund’s shareholders will be notified annually by the Fund (or their broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders who have not held Fund Shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemptions. A sale of Shares or redemption of Creation Units in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the Shares have been held for more than twelve months, and short-term capital gain or loss if the Shares are held for 12 months or less. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (“IRS”), however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. Any capital gain or loss realized upon a redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Medicare Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of Shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

TAXATION OF FUND INVESTMENTS

Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

REIT Investments. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting regulated investment companies, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in regulated investment companies that invest in such REITs will not. It is uncertain whether a future technical corrections bill will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to shareholders.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) at a 24% withholding rate and remit to the U.S. Treasury the withheld amount of dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

FOREIGN SHAREHOLDERS

Any foreign shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of Shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of federal, state, local and foreign taxes.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2017 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Tait, Weller & Baker LLP, the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the Predecessor Fund’s Annual Report and is incorporated by reference into this SAI. The Target Fund’s most recent financial statements (unaudited) are set forth in the Fund’s Semi-Annual Report for the six-month period ended December 31, 2017, which is incorporated herein by reference.

APPENDIX A

Description of Short-Term Ratings

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

S&P

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by (a) leading market positions in well-established industries, (b).high rates of return on funds employed, (c) conservative capitalization structure with moderate reliance on debt and ample asset protection, (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

A-1

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-2

APPENDIX B

PERITUS I ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Policy

Peritus I Asset Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Peritus votes proxies, typically in the form of Consent Solicitations, for the all clients, including the Funds, and therefore has adopted and implemented these Proxy Voting Policy and Procedures. In certain rare cases in which a proxy relates to an unmanaged security in a Total Return account, Peritus forwards the proxy to the client.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Peritus I Asset Management, LLC has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations

●	Terms and conditions defining and/or limiting the scope of Peritus I Asset Management, LLC's proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).

Voting Procedure

●	All credit analysts will forward any proxy materials received on behalf of clients to the Trading Department;

●	The Trading Department will determine which client accounts hold the security to which the proxy relates; and

●	absent material conflicts, the Trading Department, along with input from the credit analyst and CIO, will determine how Peritus I Asset Management, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

1.	The Trading Department is primarily responsible for handling proxies for the Funds and for handling proxies for the Total Return accounts. The Trading Department will reasonably try to assess any material conflicts between Peritus’ interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

2.	Provided that no material conflicts of interests are identified, Peritus will vote proxies according to the policy set forth in this document. Peritus may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

3.	Upon consultation with the Chief Investment Officer (“CIO”), the Trading Department shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which Peritus believes it may be in its clients’ best interests for Peritus not to vote a particular proxy. The Trading Department and the CCO shall maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by Peritus.

4.	If it is determined that there is a conflict of interest, the following process will be followed:

a.	The Trading Department will, as soon as reasonably practicable, convene the Proxy Voting Committee (the “Committee”). Members of the Committee include the CCO, CIO, and CEO. Other members of the Peritus team may also be included in the Committee at times. The CEO will serve as chairperson.

b.	The CEO will identify for the Committee the issuer and proposal to be considered. The CEO will also identify the conflict of interest that has been detected and will also identify the vote that he believes is in the interest of increasing client/investor value and the reason(s) why.

c.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

●	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value?

●	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal?

●	Whether the proposal itself is well framed and reasonable?

●	Whether implementation of the proposal would achieve the objectives sought in the proposal?

●	Whether the issues presented would best be handled through government or issuer-specific action?

d.	Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his/her decision on whether Peritus will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that Peritus refrain from voting on the proposal, although “abstain” votes are permitted. A record of each member’s vote and the rationale for his/her decision must be recorded.

5.	The voting process will result in one of the following two outcomes:

●	If all members of the Committee have voted in the same direction on the proposal, all of Peritus’ proxies for that proposal will be voted in such direction. The unanimous vote will be documented and all minutes will be maintained in the permanent file.

●	If a unanimous decision cannot be reached by the Committee, Peritus will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Peritus should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on Peritus.

Disclosure

●	Peritus I Asset Management, LLC will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Peritus I Asset Management, LLC voted a client's proxies;

●	Peritus I Asset Management, LLC's disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and

●	Peritus I Asset Management, LLC's proxy voting practice is disclosed in the firm's advisory agreement(s).

Client Requests for Information

●	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO and the Trading Department; and

●	In response to any request, the Trading Department will prepare a written response to the client, with a copy to the CCO, with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Peritus I Asset Management, LLC voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines1

●	In the absence of specific voting guidelines from the client, Peritus I Asset Management, LLC will vote proxies in the best interests of each particular client. Peritus I Asset Management, LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Peritus I Asset Management, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

●	Peritus I Asset Management, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services; however, Peritus may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

●	Peritus is not required to vote every proxy and such abstention should not be construed as a violation of Peritus’ fiduciary obligations. Peritus shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when Peritus’ analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person, the security is no longer owned, the security has been marked down to zero, etc). Such position also complies with Interpretive Bulletin 94-2 of the DOL. Additional reasons Peritus may not vote a proxy include, but are not limited to, the: (i) clients no longer own the relevant security, (ii) relevant security has been marked down to zero, (iii) proxy is not contested and (iv) proxy involves only an election of directors and/or auditors.

●	Peritus I Asset Management, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and

●	In reviewing proposals, Peritus I Asset Management, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

[1]	Corporate actions and indenture amendments are governed equally by this policy. Peritus will maintain records of these elections in the same manner as proxy votes.

Conflicts of Interest

●	Peritus I Asset Management, LLC will conduct monthly reviews to identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Peritus I Asset Management, LLC with the issuer of each security to determine if Peritus I Asset Management, LLC or any of its employees has any financial, business or personal relationship with the issuer;

●	if a material conflict of interest exists, the CIO and Trading Department will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

●	Peritus I Asset Management, LLC will maintain a record of the voting resolution of any conflict of interest.

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

●	Conflict: Peritus obtains an institutional investor, or is in the process of retaining an institutional investor that is affiliated with an issuer that is held in Peritus’ client portfolios. For example, Peritus may be retained to manage Company A’s pension fund. Company A is a public company and Peritus Funds hold equity or debt of Company A. This type of relationship may influence Peritus to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with Peritus.

●	Conflict: Peritus retains an investor, or is in the process of retaining an investor, that is an officer or director of an issuer that is held in Peritus’ Funds. Similar conflicts of interest may exist in this relationship as the potential conflicts discussed above.

●	Conflict: Peritus’ Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in Peritus’ Funds. The spouse could attempt to influence Peritus to vote in favor of management.

●	Conflict: Peritus or an employee(s) personally owns a significant number of an issuer’s securities that are also held in Peritus’ Funds. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Peritus to vote proxies in contradiction to the policy.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

●	These policies and procedures and any amendments;

●	Each proxy statement that Peritus I Asset Management, LLC receives;

●	A record of each vote that Peritus I Asset Management, LLC casts;

●	Any document Peritus I Asset Management, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Trading Department or proxy committee, if applicable; and

●	A copy of each written request from a client for information on how Peritus I Asset Management, LLC voted such client's proxies, and a copy of any written response.

Loans

Although Corporate Debt, in the form of Loans and Bonds, do not technically have proxy votes like equities, they do have corporate actions that require the holder to submit approvals or declinations from time to time. Peritus treats these corporate actions in similar format to that of proxies for equities with the same level of care and due diligence as noted above.

For additional clarity on the process for the identification of notices of corporate actions as it pertains to corporate loans, Peritus has implemented the following procedure to ensure proper notice of all corporate actions.

Loan amendments and other corporate actions are generally released via the data website for that specific loan (Syndtrak, etc.) and voting for loan amendments can be a quick process, consisting of only a single day up to a week or more. Part of Peritus’ agreement with Cortland is for them to notify us of any pending loan amendments or other corporate action. As a secondary backup, upon purchase of a new loan to the portfolio, the trading department will make sure the entire credit team is set up on the loan website to be alerted of any amendments and other filings related to the loan. Corporate actions on the bonds are handled by the fund custodian (Bank of New York) and Peritus is notified of a pending vote via the custodian’s Workbench system. Bond corporate actions generally require a response within two to four weeks.

PART C

OTHER INFORMATION

Item 15.	Indemnification:

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of Exchange Listed Funds Trust (the “Registrant”) nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Registrant’s By-Laws, the Registrant out of its assets may indemnify and hold harmless each and every Trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Registrant; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Registrant or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Registrant or the Trustees or any of them in connection with the Registrant shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

(1)(a)	Certificate of Trust of the Registrant, dated April 3, 2012, as filed with the state of Delaware on April 4, 2012, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001144204-12-023014 on April 20, 2012.

(1)(b)	Certificate of Amendment, dated June 2, 2015, to the Certificate of Trust dated April 3, 2012, as filed with the State of Delaware on June 2, 2015, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No 0001398344-15-003746 on June 5, 2015.

(1)(c)	Registrant’s Agreement and Declaration of Trust dated September 10, 2012 (the “Declaration of Trust”) is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001144204-12-050445 on September 10, 2012.

(2)(a)	Registrant’s By-Laws are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001144204-12-050445 on September 10, 2012.

(2)(b)	Registrant’s By-Laws, as amended December 5, 2013 (the “Amended By-Laws”), are incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-14-000396 on January 27, 2014.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Reference is made to the Registrant’s Declaration of Trust and Amended By-Laws, which have been incorporated herein by reference in Exhibits (1)(c) and (2)(b), respectively, of this Registration Statement.

(6)(a)	Advisory Agreement dated June 12, 2015 between the Registrant and Exchange Traded Concepts, LLC (the “Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-17-003605 on March 16, 2017.

(6)(b)	Revised Schedule A, dated January 3, 2018, to the Advisory Agreement is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(6)(c)	Revised Schedule A, reflecting the addition of the Peritus High Yield ETF, to the Advisory Agreement to be filed by amendment.

(6)(d)	Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Peritus I Asset Management, LLC, relating to the Peritus High Yield ETF, to be filed by amendment.

(7)(a)	ETF Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC (the “Amended ETF Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-17-008378 on July 7, 2017.

(7)(b)	First Amendment, dated June 1, 2017, to the Amended ETF Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR on August 28, 2017.

(7)(c)	Second Amendment, dated December 14, 2017, to the Amended ETF Distribution Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-17-015888 on December 15, 2017.

(7)(d)	Third Amendment, dated January 3, 2018, to the Amended ETF Distribution Agreement is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(7)(e)	Amendment, reflecting the addition of the Peritus High Yield ETF, to the Amended ETF Distribution Agreement to be filed by amendment.

(7)(f)	ETF Distribution Agreement dated May 23, 2013 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-13-002713 on June 3, 2013.

(8)	Not applicable.

(9)(a)	Custody Agreement dated June 19, 2015 between the Registrant and The Bank of New York Mellon (the “BNY Custody Agreement”) is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-16-010712 on March 4, 2016.

(9)(b)	Amendment to Schedule II, dated December 11, 2017, to the BNY Custody Agreement is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(9)(c)	Amendment to Schedule II, reflecting the addition of the Peritus High Yield ETF, to the BNY Custody Agreement to be filed by amendment.

(9)(d)	Foreign Custody Manager Agreement dated June 19, 2015 between the Registrant and The Bank of New York Mellon (the “BNY Foreign Custody Manager Agreement”) is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-16-010712 on March 4, 2016.

(9)(e)	Amendment to Annex I, dated December 11, 2017, to the BNY Foreign Custody Manager Agreement is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(9)(f)	Amendment to Annex I, reflecting the addition of the Peritus High Yield ETF, to the BNY Foreign Custody Manager Agreement to be filed by amendment.

(10)(a)	Distribution and Service Plan adopted September 26, 2012, as revised (the “Distribution and Service Plan”), is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-17-003605 on March 16, 2017.

(10)(b)	Revised Exhibit A to the Distribution and Service Plan is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(10)(c)	Revised Exhibit A, reflecting the addition of the Peritus High Yield ETF, to the Distribution and Service Plan to be filed by amendment.

(11)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, is filed herewith.

(12)	Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding certain tax matters, is filed herewith.

(13)	Not applicable.

(14)	Consent of independent registered public accountants is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney for Messrs. Richard Hogan, Kurt A. Wolfgruber, David M. Mahle and Timothy J. Jacoby, dated March 7, 2018, are filed herewith.

(17)(a)	Administration Agreement dated June 19, 2015 between the Registrant and UMB Fund Services, Inc. (the “UMB Administration Agreement”) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-16-010712 on March 4, 2016.

(17)(b)	Second Amended and Restated Schedule A, dated February 28, 2017, to the UMB Administration Agreement is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR on August 28, 2017.

(17)(c)	Third Amended and Restated Schedule A, dated May 23, 2017, to the UMB Administration Agreement is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-17-008378 on July 7, 2017.

(17)(d)	Fourth Amended and Restated Schedule A, dated September 25, 2017, to the UMB Administration Agreement is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-17-015888 on December 15, 2017.

(17)(e)	Fifth Amended and Restated Schedule A, effective as of December 7, 2017, to the UMB Administration Agreement is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(17)(f)	Revised Schedule A, reflecting the addition of the Peritus High Yield ETF, to the UMB Administration Agreement to be filed by amendment.

(17)(g)	Fund Administration and Accounting Agreement dated June 19, 2015 between the Registrant and The Bank of New York Mellon (the “BNY Fund Administration and Accounting Agreement”) is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-16-010712 on March 4, 2016.

(17)(h)	Amendment to Exhibit A, dated December 11, 2017, to the BNY Fund Administration and Accounting Agreement is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(17)(i)	Amendment to Exhibit A, reflecting the addition of the Peritus High Yield ETF, to the BNY Fund Administration and Accounting Agreement to be filed by amendment.

(17)(j)	Transfer Agency and Service Agreement dated June 19, 2015 between the Registrant and The Bank of New York Mellon (the “BNY Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-16-010712 on March 4, 2016.

(17)(k)	Amendment to Appendix A, dated December 11, 2017, to the BNY Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-18-000676 on January 17, 2018.

(17)(l)	Amendment to Appendix A, reflecting the addition of the Peritus High Yield ETF, to the BNY Transfer Agency and Service Agreement to be filed by amendment.

(17)(m)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-13-002713 on June 3, 2013.

(17)(n)	Code of Ethics of Exchange Traded Concepts, LLC dated March 2017 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), as filed with the SEC via EDGAR Accession No. 0001398344-17-015888 on December 15, 2017.

(17)(o)	Code of Ethics of Foreside Financial Group, LLC is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180871 and 811-22700), filed with the SEC via EDGAR Accession No. 0001398344-13-002986 on June 28, 2013.

(17)(p)	Code of Ethics of Peritus I Asset Management, LLC, to be filed by amendment.

Item 17.	Undertakings:

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

Signatures

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Oklahoma City and State of Oklahoma, on the 7th day of March, 2018.

Exchange Listed Funds Trust

/s/ J. Garrett Stevens
J. Garrett Stevens
President (Principal Executive Officer)

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. Garrett Stevens	President	March 7, 2018
J. Garrett Stevens

/s/ Christopher Roleke	Treasurer (Principal Financial and Accounting Officer)	March 7, 2018
Christopher Roleke

*	Trustee	March 7, 2018
Richard Hogan

*	Trustee	March 7, 2018
Kurt A. Wolfgruber

*	Trustee	March 7, 2018
David M. Mahle

*	Trustee	March 7, 2018
Timothy J. Jacoby
* /s/ J. Garrett Stevens
J. Garrett Stevens

*	Attorney-in-Fact, pursuant to power of attorney

EXHIBIT INDEX

Exhibit Number	Exhibit
EX-99.11	Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP
EX-99.12	Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding certain tax matters
EX.99.14	Consent of independent registered public accountants
EX.99.16	Powers of Attorney for Messrs. Richard Hogan, Kurt A. Wolfgruber, David M. Mahle and Timothy J. Jacoby, dated March 7, 2018